PURCHASE AND SALE AGREEMENT
                              By and Between
                       Berry Petroleum Company and
     Tannehill Oil Company, a California general partnership, and Boyce Resource Development Company, a California corporation;
           Albert G. Boyce, Jr., as Trustee of Trust "B" Under
               the Will of Albert G. Boyce, Sr., Deceased;
                   William J. Boyce; Albert G. Boyce V;
         Mary K. Boyce; John T. Hinkle; Bettianne H. Bowen;
         Vernier Resources Corporation, a Texas corporation;
  James L. Hinkle; General Western, Inc., a New Mexico corporation;
       Delmar R. Archibald and Joy A. Archibald, Trustees of the
         Delmar R. Archibald Family Trust, Dated June 22, 1982;
                    Lisle Q. Tannehill; John W. Tannehill;
   Gail Kay Tannehill, as Trustee of the Gail Kay Tannehill Family
          Trust, Dated April 9, 1996; and Thomas H. Tannehill, as partners of Tannehill Oil Company, and individually

                            Dated November 8, 1996

                             TABLE OF CONTENTS

                                                                           Page

  ARTICLE I   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.1    "Affiliate"  . . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.2    "Agreement". . . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.3    "Assets" . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.4    "Business Day" . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.5    "Closing". . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.6    "Code" . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.7    "Default". . . . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.8    "Effective Date" . . . . . . . . . . . . . . . . . . . . . . . 2
       1.9    "Encumbrance". . . . . . . . . . . . . . . . . . . . . . . . . 2
       1.10   "Environmental Laws" . . . . . . . . . . . . . . . . . . . . . 2
       1.11   "Escrow" . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
       1.12   "Financial Statements" . . . . . . . . . . . . . . . . . . . . 3
       1.13   "Governmental Entity". . . . . . . . . . . . . . . . . . . . . 3
       1.14   "Indemnifying Party" . . . . . . . . . . . . . . . . . . . . . 3
       1.15   "Indemnitee" . . . . . . . . . . . . . . . . . . . . . . . . . 4
       1.16   "IRS". . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       1.17   "Material" . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       1.18   "Mineral Interest" . . . . . . . . . . . . . . . . . . . . . . 4
       1.19   "Permitted Encumbrances" . . . . . . . . . . . . . . . . . . . 4
       1.20   "Person" . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
       1.21   "Purchase Price" . . . . . . . . . . . . . . . . . . . . . . . 4
       1.22   "Requisite Regulatory Approvals" . . . . . . . . . . . . . . . 4
       1.23   "TEC Purchase Agreement" . . . . . . . . . . . . . . . . . . . 4
       1.24   "TOC Purchase Agreement" . . . . . . . . . . . . . . . . . . . 4
       1.25   "Warrant". . . . . . . . . . . . . . . . . . . . . . . . . . . 4

  ARTICLE II  THE PURCHASE AND SALE. . . . . . . . . . . . . . . . . . . . . 4
       2.1    Transfer to Berry. . . . . . . . . . . . . . . . . . . . . . . 4
       2.2    Purchase by Berry. . . . . . . . . . . . . . . . . . . . . . . 5
       2.3    Payment of the Purchase Price. . . . . . . . . . . . . . . . . 5
       2.4    Operating Adjustment.. . . . . . . . . . . . . . . . . . . . . 5
       2.5    Assets to be Conveyed to Berry.. . . . . . . . . . . . . . . . 6
       2.6    Allocation of Purchase Price . . . . . . . . . . . . . . . . . 7
       2.7    Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
       2.8    Proration of Credits and Payment Obligations . . . . . . . . . 7
       2.9    Real Estate and Other Taxes. . . . . . . . . . . . . . . . . . 8
       2.10   Documentation of Sale and Transfer of Ownership. . . . . . . . 8
       2.11   Approval of Title and Condition of the Real Property . . . . . 8
       2.12   Closing Procedure. . . . . . . . . . . . . . . . . . . . . . . 8
       2.13   Post Closing Access to Documents . . . . . . . . . . . . . . . 9
       2.14   Escrow . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

  ARTICLE III REPRESENTATIONS AND WARRANTIES OF
  TANNEHILL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
       3.1    Partnership Organization . . . . . . . . . . . . . . . . . .  10
       3.2    Effect of Agreement; Consents. . . . . . . . . . . . . . . .  10
       3.3    Financial Statements . . . . . . . . . . . . . . . . . . . .  11
       3.4    Taxes and Tax Returns. . . . . . . . . . . . . . . . . . . .  11
       3.5    Absence of Adverse Change. . . . . . . . . . . . . . . . . .  11
       3.6    No Misleading Statements . . . . . . . . . . . . . . . . . .  11
       3.7    No Significant Transactions. . . . . . . . . . . . . . . . .  12
       3.8    Properties, Title and Related Matters. . . . . . . . . . . .  12
       3.9    Legal Proceedings. . . . . . . . . . . . . . . . . . . . . .  13
       3.10   Records. . . . . . . . . . . . . . . . . . . . . . . . . . .  13
       3.11   No Undisclosed Material Liabilities. . . . . . . . . . . . .  13
       3.12   Contracts. . . . . . . . . . . . . . . . . . . . . . . . . .  13
       3.13   Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . .  14
       3.14   Execution and Delivery . . . . . . . . . . . . . . . . . . .  14
       3.15   Environmental Matters. . . . . . . . . . . . . . . . . . . .  14
       3.16   Employees. . . . . . . . . . . . . . . . . . . . . . . . . .  15
       3.17   Investigation. . . . . . . . . . . . . . . . . . . . . . . .  17

  ARTICLE IV  REPRESENTATIONS AND WARRANTIES
     OF BERRY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
       4.1    Corporate Organization . . . . . . . . . . . . . . . . . . .  17
       4.2    Due Authorization, Execution and Delivery; Effect of
               Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  17
       4.3    Consents . . . . . . . . . . . . . . . . . . . . . . . . . .  18
       4.4    Litigation . . . . . . . . . . . . . . . . . . . . . . . . .  18
       4.5    Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . .  18
       4.6    Approvals. . . . . . . . . . . . . . . . . . . . . . . . . .  18
   ARTICLE V   COVENANTS OF TANNEHILL. . . . . . . . . . . . . . . . . . .  19
       5.1    Access to Tannehill. . . . . . . . . . . . . . . . . . . . .  19
       5.2    Governmental Approvals; Consents . . . . . . . . . . . . . .  19
       5.3    Litigation and Claims. . . . . . . . . . . . . . . . . . . .  19
       5.4    Notice of Changes. . . . . . . . . . . . . . . . . . . . . .  20
       5.5    Conduct of Business Operations . . . . . . . . . . . . . . .  20
       5.6    Maintain Assets and Operations . . . . . . . . . . . . . . .  21
       5.7    Exclusive Dealing. . . . . . . . . . . . . . . . . . . . . .  21
       5.8    Termination Fee. . . . . . . . . . . . . . . . . . . . . . .  22
       5.9    Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
       5.10   Approval of Transaction. . . . . . . . . . . . . . . . . . .  22

  ARTICLE VI  COVENANTS OF BERRY . . . . . . . . . . . . . . . . . . . . .  22
       6.1    Cooperation. . . . . . . . . . . . . . . . . . . . . . . . .  22
       6.2    Governmental Approvals . . . . . . . . . . . . . . . . . . .  22

       6.3    Disclosure Responsibilities. . . . . . . . . . . . . . . . .  22
       6.4    Authorization of Warrant . . . . . . . . . . . . . . . . . .  23
       6.5    Cooperation in Exchange. . . . . . . . . . . . . . . . . . .  23

  ARTICLE VII CONDITIONS TO OBLIGATIONS OF BERRY . . . . . . . . . . . . .  23
       7.1    Accuracy of Representations and Warranties . . . . . . . . .  23
       7.2    Performance of Covenants and Agreements. . . . . . . . . . .  23
       7.3    Consents . . . . . . . . . . . . . . . . . . . . . . . . . .  23
       7.4    Governmental Approvals . . . . . . . . . . . . . . . . . . .  23
       7.5    Approval of Counsel. . . . . . . . . . . . . . . . . . . . .  23
       7.6    Partners' Certificate. . . . . . . . . . . . . . . . . . . .  24
       7.7    Opinion of Counsel . . . . . . . . . . . . . . . . . . . . .  24
       7.8    Closing of TEC and TOC Purchase Agreements . . . . . . . . .  24
       7.9    Condition of Real Property . . . . . . . . . . . . . . . . .  24
       7.10   Termination of Operating Agreement . . . . . . . . . . . . .  26

  ARTICLE VIII   CONDITIONS TO OBLIGATIONS OF TANNEHILL. . . . . . . . . .  26
       8.1    Accuracy of Representations and Warranties . . . . . . . . .  26
       8.2    Performance of Covenants and Agreements. . . . . . . . . . .  26
       8.3    Resolutions. . . . . . . . . . . . . . . . . . . . . . . . .  26
       8.4    Approval of Counsel. . . . . . . . . . . . . . . . . . . . .  26
       8.5    Governmental Approvals . . . . . . . . . . . . . . . . . . .  26
       8.6    Officers' Certificate. . . . . . . . . . . . . . . . . . . .  27
       8.7    Opinion of Counsel . . . . . . . . . . . . . . . . . . . . .  27
       8.8    Closing of TEC and TOC Purchase Agreements . . . . . . . . .  27

  ARTICLE IX  TERMINATION PRIOR TO CLOSING . . . . . . . . . . . . . . . .  27
       9.1    Termination. . . . . . . . . . . . . . . . . . . . . . . . .  27
       9.2    Effect on Obligations. . . . . . . . . . . . . . . . . . . .  27

  ARTICLE X   INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . .  28
       10.1   Indemnification by Berry . . . . . . . . . . . . . . . . . .  28
       10.2   Indemnification by Tannehill.. . . . . . . . . . . . . . . .  28
       10.3   Survival . . . . . . . . . . . . . . . . . . . . . . . . . .  28
       10.4   Notice and Opportunity to Defend . . . . . . . . . . . . . .  28
       10.5   General. . . . . . . . . . . . . . . . . . . . . . . . . . .  30

  ARTICLE XI  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . .  30
       11.1   Entire Agreement . . . . . . . . . . . . . . . . . . . . . .  30
       11.2   Successors and Assigns . . . . . . . . . . . . . . . . . . .  30
       11.3   Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .  30

       11.4   Taking of Necessary Action . . . . . . . . . . . . . . . . .  30
       11.5   Invalidity . . . . . . . . . . . . . . . . . . . . . . . . .  30
       11.6   Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . .  31
       11.7   Counterparts . . . . . . . . . . . . . . . . . . . . . . . .  31
       11.8   Headings . . . . . . . . . . . . . . . . . . . . . . . . . .  31
       11.9   Construction and References. . . . . . . . . . . . . . . . .  31
       11.10  Modification and Waiver. . . . . . . . . . . . . . . . . . .  31
       11.11  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . .  32
       11.12  Public Announcements . . . . . . . . . . . . . . . . . . . .  33
       11.13  Governing Law; Interpretation. . . . . . . . . . . . . . . .  33
       11.14  Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . .  33

                                  LIST OF EXHIBITS

                                                                Exhibit Number

  Warrant Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . .  1

  Grant Deed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

  Bill of Sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

  Assignment of Leases, Rights of Way, Easements
       and Contracts (Unrecorded Documents). . . . . . . . . . . . . . . .  4

  Assignment of Leases, Rights of Way, Easements
       and Contracts (Recorded Documents). . . . . . . . . . . . . . . . .  5

  Assignment of Oil and Gas Leases . . . . . . . . . . . . . . . . . . . .  6

  Promissory Note 1. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7

  Promissory Note 2. . . . . . . . . . . . . . . . . . . . . . . . . .  8A-8F

  Description of Real Property . . . . . . . . . . . . . . . . . . . . . .  9

  Allocation of Purchase Price . . . . . . . . . . . . . . . . . . . . . . 10

  Certificate of Satisfaction. . . . . . . . . . . . . . . . . . . . . . . 11

  Escrow Instructions. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

  Certificate of Compliance of Tannehill . . . . . . . . . . . . . . . . . 13

  Opinion of Counsel to Tannehill. . . . . . . . . . . . . . . . . . . . . 14

  Certificate of Compliance of Berry . . . . . . . . . . . . . . . . . . . 15

  Opinion of Counsel to Berry. . . . . . . . . . . . . . . . . . . . . . . 16

                          PURCHASE AND SALE AGREEMENT


            THIS PURCHASE AND SALE AGREEMENT ("Agreement") is dated, for the convenience of the parties hereto, November 8, 1996, by and between Berry Petroleum Company, a Delaware corporation ("Berry"), and Tannehill Oil Company, a California general partnership ("Tannehill Oil"), and Boyce Resource Development Company, a California corporation; Albert
G. Boyce, Jr., as Trustee of Trust "B" Under the Will of Albert G. Boyce, Sr., Deceased; William J. Boyce; Albert G. Boyce V; Mary K. Boyce; John T.
Hinkle; Bettianne H. Bowen; Vernier Resources Corporation, a Texas corporation; James L. Hinkle; General Western, Inc., a New Mexico corporation; Delmar R. Archibald and Joy A. Archibald, Trustees of the Delmar R. Archibald Family Trust, dated June 22, 1982; Lisle Q. Tannehill; John W. Tannehill; Gail Kay Tannehill, as Trustee of the Gail Kay Tannehill Family Trust, dated April 9, 1996; and Thomas H. Tannehill, all acting as partners of Tannehill Oil and individually, jointly and severally ("Partners"), with Tannehill Oil and the Partners collectively referred to herein as "Tannehill."


                            RECITALS:


            A. Berry and Tannehill have all determined that it is in their respective best interests for Berry to purchase substantially all of the assets owned by Tannehill Oil or the Partners and utilized in or related to the oil and gas operations of Tannehill Oil, upon the terms and subject to the conditions set forth herein;

            B. In furtherance thereof, it is proposed that Berry shall purchase from Tannehill for the Purchase Price set forth in Section 2.3 hereof substantially all of the assets of Tannehill Oil and substantially all assets of the Partners that are utilized in the operations of Tannehill Oil in fee, and with clear title, free of debt, subject to the reservation by the Partners of a royalty interest of four percent (4%) of all gas, oil and other hydrocarbon substances produced from all zones lying below 4,500 feet below the surface of the Tannehill property (excluding the Geiger Lease as defined herein) purchased under the terms of this Agreement; and

            C. Berry and Tannehill have entered into an Agreement in Principle and Exclusive Dealing Agreement dated August 15, 1996 ("AIP"), and wish to set forth the representations, warranties, agreements and conditions under which the purchase and sale will occur in this Definitive Agreement, as defined in Section 6 of the AIP, which upon execution will supersede the AIP.

            NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Berry and Tannehill hereby agree as follows:


<Page 2>
                                ARTICLE I
                               DEFINITIONS

              Capitalized terms used in this Agreement shall have the meanings given to them in this Article I, unless defined elsewhere in this Agreement.

            1.1 "Affiliate" shall mean with respect to any Person, an individual or entity that, directly or indirectly, controls, is controlled by or is under common control with such Person.

            1.2 "Agreement" shall have the meaning such term is given in the introductory paragraph hereof.

            1.3 "Assets" shall mean substantially all the tangible and intangible, real, personal and mixed assets and properties of Tannehill
Oil and substantially all the individual assets of the Partners utilized in the oil and gas operations of Tannehill Oil, including but not limited to the oil and gas leases, easements, rights of way, inventory, supplies and equipment of Tannehill Oil and the oil and gas interests, wells, pipelines, surface equipment and real property owned individually by the Partners, excluding only cash, receivables and specific items of personal property, as described in Section 2.5 hereof. Assets shall also include the Partners' interests as Premises Lessors under the Cogeneration Premises Lease (as defined in
Section 2.5 hereof).

            1.4 "Business Day" shall mean any day other than Saturday, Sunday or other days on which federally chartered commercial banks in California are authorized by law to close.

            1.5  "Closing" shall have the meaning such term is given in Section
2.7 hereof.

            1.6 "Code" shall mean the Internal Revenue Code of 1986, as amended.

            1.7  "Default" shall mean, as to any party to this Agreement,
(a) a default by such party in the performance of any of its material obligationshereunder and the continuation of such default for a period of five
(5) Business Days after written notice is delivered by the non-defaulting party to the defaulting party that a default has occurred or (b) the breach of any representation or warranty hereunder.

            1.8 "Effective Date" shall have the meaning such term is given in paragraph 2.4a hereof.

            1.9 "Encumbrance" shall mean any security interest, mortgage, pledge, claim, lien, charge, option, defect, encumbrance, or other right or interest of any nature.

            1.10 "Environmental Laws" shall be broadly construed to mean any and all federal, state or local laws, statutes, ordinances, rules, regulations, orders, or determinations of


<Page 3>
any Governmental Entity pertaining to the environment heretofore or currently in effect in any and all jurisdictions in which Tannehill is conducting or at any time has conducted business, or where any of the Assets are located, or where any hazardous substances generated by or disposed of by Tannehill are located. "Environmental Laws" shall include, but shall not be limited to, the federal Clean Air Act, as amended; the federal Comprehensive
Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended; the federal Water Pollution Control Act, as amended; the federal Resource Conservation and Recovery Act of 1976, as amended ("RCRA"); the ederal Safe Drinking Water Act, as amended; the federal Toxic Substances Control Act, as amended; the federal Superfund Amendments and Reauthorization Act of 1986, as amended; the federal Clean Water Act, as amended; or any state laws or regulations similar or analogous to or in implementation of these provisions; the California State Business Plan Law, California Health and Safety Code Section 25500 et seq.; the Hazardous Substance Account Act, Health and Safety Code Section 25300 et seq.; the Hazardous Waste Control Law, Health and Safety Code Section 25100 et seq.; Chapter 6.7 of Division 20 of the Health and Safety Code, Section 25280
et seq.; the Safe Drinking Water and Toxic Enforcement Act of 1986 ("Proposition 65"); Health and Safety Code Section 25249.5 et seq.; Division 26 of the Health and Safety Code, Section 39000 et seq.; the Porter-Cologne Act, Water Code Section 13000 et seq.; and any other successor or amendments thereto, or implementing regulations thereof; and all other laws, statutes, ordinances, rules, regulations, orders and determinations of any Governmental Entity relating to (a) the control of any potential pollutant or protection of the air, water or land; (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation; and (c) exposure to hazardous, toxic or other substances alleged to be harmful. The terms "hazardous substance," "release" and "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that, to the extent the laws of the state in which any Assets are or were located currently or subsequently provide for a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

            1.11 "Escrow" shall mean the escrow to be established by Berry and Tannehill with First American Title Insurance Company pursuant to Section 2.14 hereof.

            1.12 "Financial Statements" shall have the meaning such term is given in Section 3.3 hereof.

            1.13 "Governmental Entity" shall mean the United States of America, any state, county, city, municipality and any subdivision thereof, any court, administrative or regulatory agency, commission, department or body or other governmental authority or instrumentality or any entity or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            1.14 "Indemnifying Party" shall have the meaning such term is given in paragraph 10.4a hereof.

            1.15 "Indemnitee" shall have the meaning such term is given in paragraph 10.4a hereof.

            1.16 "IRS" shall mean the Internal Revenue Service.

            1.17 "Material" means any condition, change or effect that, individually or when taken together with all other such conditions, changes or effects that existed or occurred prior to the date of determination of the existence or occurrence of the material condition, change or effect, is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition or results of operations of Berry or Tannehill respectively, in each case taken as a whole.

            1.18 "Mineral Interest" shall mean the right to extract oil, gas and other hydrocarbons, unrestricted as to depth and with unlimited surface access for such purpose.

            1.19 "Permitted Encumbrances" shall mean encumbrances which Berry accepts, in writing, including, but not limited to, encumbrances revealed on the preliminary title report approved by Berry as provided in this Agreement.

            1.20 "Person" shall mean any individual, corporation, association, partnership, joint venture, trust, estate, unincorporated organization or Governmental Entity.

            1.21 "Purchase Price" shall have the meaning such term is given in
Section 2.2 hereof.

            1.22 "Requisite Regulatory Approvals" shall have the meaning such term is given in paragraph 5.2a hereof.

            1.23 "TEC Purchase Agreement" shall have the meaning such term is given in paragraph 2.12c hereof.

            1.24 "TOC Purchase Agreement" shall have the meaning such term is given in paragraph 2.12c hereof.

            1.25 "Warrant" shall have the meaning such term is given in the form of Exhibit 1 attached hereto and made a part hereof.


                              ARTICLE II
                        THE PURCHASE AND SALE

            2.1 Transfer to Berry. In accordance with the provisions of this Agreement, Tannehill shall transfer and convey the Assets to Berry pursuant to a Grant Deed, Bill of Sale, Assignment of Leases, Rights of Way, Easements and Contracts (Unrecorded Documents),

Assignment of Leases, Rights of Way, Easements and Contracts (Recorded Documents), and Assignment of Oil and Gas Leases in the forms of Exhibits 2, 3, 4, 5 and 6 attached hereto and made a part hereof, respectively (collectively, the "Instruments of Transfer"), to be delivered at the Closing , in accordance with the provisions relating to the Closing, and Berry will acquire such Assets from Tannehill.

            2.2 Purchase by Berry. Berry, in reliance upon the covenants, representations, warranties and indemnities of Tannehill contained herein, hereby agrees to purchase the Assets from Tannehill at the purchase price (the "Purchase Price") stated in Section 2.3 hereof.

            2.3 Payment of the Purchase Price. As payment for the transfer and conveyance of the Assets by Tannehill to Berry, Berry shall deliver to Escrow for the benefit of Tannehill or its nominees at the Closing, in accordance with the provisions related to the Closing, a purchase price of Eighteen Million, Eighty-Seven Thousand, Four Hundred Thirteen Dollars and Fifty-Three Cents ($18,087,413.53) which shall be payable in the form of two
(2) wire transfers with immediately available funds in the amounts of Two Million, Two Hundred Eighty-Five Thousand Dollars ($2,285,000) and Seven Million, Six Hundred Two Thousand, Four Hundred Thirteen Dollars and Fifty-Three Cents ($7,602,413.53) to an account specified by the Escrow Agent (as herein defined) prior to the Closing and a wire transfer in the amount of One Million Three Hundred Thousand Dollars ($1,300,000) to an account for the benefit of Sunset Investment Company, LLC, a California limited liability company ("Sunset") established pursuant to that certain Security Agreement, dated as of November 8, 1996, by and among Sunset, Solar Turbines, Inc., a Delaware corporation, et al. ("Monarch") and Berry (the "Sunset Security Agreement"); and seven (7) promissory notes, one (1) note in the amount of Three Million, Seven Hundred Thousand Dollars ($3,700,000) ("Note 1") and six (6) notes aggregating Three Million, Two Hundred Thousand Dollars ($3,200,000) (collectively, "Note 2") in substantially the same form as in Exhibits 7, 8A, 8B, 8C, 8D, 8E and 8F respectively, attached hereto and made a part hereof. At Closing, Note 2 shall be delivered to Tannehill or its assignee. Note 1 shall be delivered to the Secured Party (as that term is defined in the Sunset Security Agreement) pursuant to the terms of the Sunset Security Agreement. The Purchase Price shall be subject to the post-closing operating adjustment as provided in Section 2.4 hereof ("Operating Adjustment"). The Operating Adjustment shall not be handled through Escrow. Allocation of the Purchase Price among Tannehill Oil and the Partners shall be the responsibility of Tannehill Oil and the Partners after payment of the Purchase Price, subject to Section 2.6 hereof, and any adjustment pursuant to
Section 2.4, and Berry shall be and is hereby held harmless by Tannehill Oil and the Partners from any claims or loss arising from disputes among Tannehill Oil and any of the Partners regarding the allocation of such Purchase Price among themselves. In addition, Tannehill Oil shall receive, at the Closing, a Warrant to acquire one hundred thousand (100,000) shares of Common Stock of Berry.

            2.4  Operating Adjustment.

                 a. October 1, 1996, at 12:01 a.m. shall be considered the "Effective Date" of this Agreement, and the oil and gas operations included in the Assets shall be deemed to be for the account of Berry from and after that date. The Operating Adjustment will occur after the Closing in an amount equal to the difference between (i) the value of oil and gas produced by Tannehill Oil after the Effective Date and (ii) the normal cost of producing oil and gas after the Effective Date, as determined by Tannehill's customary accounting method adjusted to reflect only necessary operating revenues and expenses which would have been credited to or incurred by Berry had this transaction closed on the Effective Date. The oil tanks shall be gauged at 12:01 a.m. on the Effective Date. The value of oil and gas produced by Tannehill after the Effective Date shall be the net sales after royalties adjusted for the change in inventory between the Effective Date and the Closing. If the value of the oil and gas produced after the Effective Date is greater than said cost, then Tannehill shall pay Berry an Operating Adjustment equal to the amount of the difference. If the value of the oil and gas produced after the Effective Date is less than said cost, then Berry shall pay Tannehill an Operating Adjustment equal to the amount of the difference.

                 b. In the event Tannehill does not provide Berry with its calculation of the Operating Adjustment (the "Calculation") prior to the Closing, Tannehill shall provide Berry with the Calculation within sixty (60) days after the Closing. Berry shall have immediate access at reasonable times to such books, records and invoices as it deems necessary to verify the Calculation. If Berry does not object to the Calculation within ten (10) days after receipt thereof by Berry, it shall be deemed to be final and binding upon the parties hereto. If Berry objects to the Calculation within such ten (10) days by specifying the items to which it objects, then the parties will attempt to mutually resolve any differences. If the differences cannot be resolved within twenty (20) days after Berry's objection to the Calculation, then all amounts agreed to shall be paid as provided below and the difference shall be resolved by arbitration under the Commercial Arbitration Rules of the American Arbitration Association. The costs of arbitration shall be shared equally by the parties. This Section 2.4 is the only Section or part of this Agreement which is subject to arbitration jurisdiction.

                 c. Within three (3) days of the final determination of the Calculation, the party required to make the Operating Adjustment payment shall pay, via wire if requested, the Operating Adjustment payment agreed upon to the other party.

                 d. For managing Tannehill Oil subsequent to September 30, 1996, Tannehill shall only be entitled to be credited for management fees at the rate of One Hundred Fifty Dollars ($150) per day and shall not be entitled to reimbursement of overhead costs including, but not limited to, legal expenses, accounting costs, loan fees and interest, contributions, dues and assessments, 401K retirement costs, severance payments, payments of accrued vacation pay, payments in lieu of compensatory time off or excessive travel or entertainment costs or expenses. Distributions to Partners subsequent to September 30, 1996, shall not be included in the costs.

            2.5 Assets to be Conveyed to Berry. The Assets to be conveyed to Berry by Tannehill are the following assets owned and/or operated by Tannehill Oil: (a) all of the fee real property, oil and gas leases (including all of Tannehill's interest in that certain oil and gas lease known as the Geiger Lease (the "Geiger Lease")), and interests, easements and rights of way included in the operations of Tannehill Oil, including one hundred percent (100%) of the

Mineral Interests in such property, all as more particularly described in
Exhibit 9 attached hereto and made a part hereof ("Real Property"); (b) all of the buildings, structures, tanks and pipelines on or under the property owned and/or operated by Tannehill Oil, as are described in the Disclosure Letter from Tannehill delivered to Berry at or prior to execution hereof, which shall refer to the Sections of this Agreement (the "Tannehill Disclosure Letter");
(c) all equipment and supplies related to or utilized in operating the oil properties and facilities owned and/or operated by Tannehill as described in the Tannehill Disclosure Letter, excluding only that portion of the "yellow iron," rolling stock, pulling rigs, drilling rig and miscellaneous office equipment and furnishings described in the Tannehill Disclosure Letter. Tannehill shall convey the Assets to Berry free and clear of all liens and Encumbrances (other than Permitted Encumbrances). Any asset of Tannehill Oil not described in Exhibit 9 or the Tannehill Disclosure Letter shall be conveyed to Berry subject to Berry's right, in its sole discretion, to refuse to accept such asset by written notice to Tannehill Oil within thirty (30) days after Berry has received written notice from Tannehill Oil that the asset is included in the Assets. Subject to paragraph 3.16a hereof, Tannehill Oil employees will not be employed by Berry. In addition, the Partners shall convey to Berry all their right, title and interest as Premises Lessor under that certain Cogeneration Premises Lease, dated as of August 15, 1994, between the Partners and Security Pacific Leasing Corporation, a Delaware corporation (the "Cogeneration Premises Lease"), free and clear of all Encumbrances, excluding Permitted Encumbrances. Tannehill shall convey to Berry all of its right, title and interest as Lessee under the Geiger Lease free and clear of all Encumbrances, except Permitted Encumbrances.

            2.6 Allocation of Purchase Price. The parties agree to allocate the Purchase Price in accordance with the terms of Code Section 1060 and the Treasury Regulations promulgated thereunder, and to report this transaction for federal and state tax purposes in accordance with the agreed-upon allocation in the form of Exhibit 10 attached hereto and made a part hereof.

            2.7 Closing. Subject to the provisions of Articles VII and VIII, the closing (the "Closing") shall take place at 10 a.m., Pacific Standard Time, at the offices of Berry Petroleum Company, 28700 Hovey Hills Road, Taft, California, at such date prior to December 1, 1996, as to which Berry and Tannehill may mutually agree. By written notice to the other party, either Berry or Tannehill shall have the right to extend the Closing an additional forty-five (45) days in the event that either party is not in a position to close by December 1, 1996.

            2.8 Proration of Credits and Payment Obligations. All credits and payment obligations associated with the Assets, including but not limited to royalties, lease rentals and other forms of contractual payment shall be prorated between Tannehill and Berry as of the Effective Date. Tannehill shall be responsible and shall pay for all such items due, incurred or attributable to the period prior to the Effective Date and Berry shall be responsible and shall pay for all such items due, incurred or attributable to the period after such date. However, Berry shall not be responsible for any severance payments, vacation payments or payments in lieu of compensatory time off made to Tannehill Oil employees after the Effective Date.

            2.9 Real Estate and Other Taxes. All real estate, occupation, ad valorem, personal property and severance taxes and charges on any of the Assets shall be prorated as of the Effective Date. Tannehill shall pay all such items for all periods prior to such date, however, Berry shall be entitled to all refunds and rebates with regard to such periods. In the event Berry pays additional taxes or charges which are assessed upon or levied against any of the Assets after the Closing with respect to any period prior to the Effective Date, Tannehill shall promptly reimburse Berry the amount thereof upon presentation of a receipt therefor. If Tannehill elects to challenge the validity of such bill or any portion thereof, Berry shall extend reasonable cooperation to Tannehill in such efforts, at no expense to Berry.

            2.10 Documentation of Sale and Transfer of Ownership. Except as otherwise provided herein, the Assets to be conveyed by Tannehill to Berry shall be conveyed pursuant to the Instruments of Transfer in such form or forms customary and necessary to properly transfer the Assets according to the requirements of any applicable federal, state or local agency.

                 a. Tannehill shall deliver the Assets to Berry at the Closing subject to the reservations, limitations, conditions and restrictions contained in this Agreement and the Instruments of Transfer.

                 b. Tannehill shall make available at Tannehill's offices or such other place as deemed appropriate by Berry until the Closing, during normal business hours, for examination by Berry, such title information and abstracts as may then be available in Tannehill's files.

            2.11 Approval of Title and Condition of the Real Property. Tannehill has provided a preliminary title report to Berry regarding the Real Property. Berry shall accept or reject title and condition of the Real Property as provided in Section 7.9 hereof.

            2.12 Closing Procedure. At the Closing, through Escrow, the transactions listed below shall occur, all subject to and conditioned upon the execution and delivery of a Certificate of Satisfaction described in paragraph 2.12e hereof.

                 a. Tannehill shall deliver to Berry originals (unless otherwise noted) of each of the following documents:

                      (1)  Executed Instruments of Transfer.

                      (2) All leases, contracts, agreements, indentures and other instruments described in or attached to the Tannehill Disclosure Letter.

                      (3)  Executed Certificate of Compliance of Tannehill Oil.

                      (4)  Executed Opinion of Counsel to Tannehill.

                      (5) A CLTA Policy of Title Insurance on the Real Property described in Exhibit 9 if Berry elects not to obtain an ALTA Policy.

                      (6)  Tannehill Disclosure Letter.

                 b. Berry shall deliver to Tannehill originals (unless otherwise noted) of each of the following documents:

                      (1)  Executed Certificate of Compliance of Berry.

                      (2)  Executed Opinion of Counsel to Berry.

                      (3)  Berry Disclosure Letter.

                 c. Berry and Tannehill Oil will execute and mutually deliver two (2) originals of a statement that the Purchase and Sale Agreement between Berry and Tannehill Oil Company, Inc., a California corporation, dated November 8, 1996 ("TOC Purchase Agreement") and the Purchase and Sale Agreement between Berry and Tannehill Electric Company, Inc., a California corporation, dated November 8, 1996 ("TEC Purchase Agreement") are in condition to close.

                 d. Berry will deliver to Tannehill the Purchase Price and the Warrant as provided in Section 2.3 hereof.

                 e. Berry and Tannehill Oil will execute and mutually deliver two (2) originals of the Certificate of Satisfaction in the form of Exhibit 11 attached hereto and made a part hereof. By signing this Agreement, each of the Partners hereby authorizes Tannehill Oil to execute the Certificate of Satisfaction.

            2.13 Post Closing Access to Documents. Tannehill is currently involved in litigation with Baker Performance Chemicals, Inc. (the "Baker Litigation") involving the alleged use of ineffective, diluted or blended chemicals in the treatment of oil and water on the Tannehill property. Berry shall afford to Tannehill and to the employees, agents and authorized representatives of Tannehill such reasonable access to the files, agreements, documents and books and records of Tannehill for periods prior to the Closing as may be requested by Tannehill in order that Tannehill may have full opportunity to obtain information reasonably necessary in connection with the Baker Litigation. Tannehill hereby releases Berry from all liability arising out of the entry by Tannehill or its employees, agents or authorized representatives onto the business premises of Berry for purposes of obtaining such information. Tannehill hereby agrees to indemnify, defend and hold harmless Berry against all liability, demands, claims, costs, losses, damages, recoveries, settlements and expenses incurred by Berry arising from or related to the conduct by Tannehill or its employees, agents and authorized representatives in connection with obtaining such information.

            Tannehill will cooperate with Berry and its agent on any post-closing audit or financial review that is required of Berry due to this transaction.

            2.14 Escrow. First American Title Insurance Company, a California corporation, whose address is 4540 California Avenue, Suite 100, P.O. Box 1945, Bakersfield, California 93309, is hereby appointed to act as escrow agent ("Escrow Agent") to conduct the purchase and sale of the Assets. Berry and Tannehill shall execute written instructions to the Escrow Agent, substantially in the form of Exhibit 12 attached hereto and made a part hereof, to provide for the payment of liabilities secured by the Assets and the release of Encumbrances, other than Permitted Encumbrances, against the Assets. Berry and Tannehill further agree that Tannehill shall be responsible for and pay for all Escrow fees and charges.


                             ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF TANNEHILL


            Except as set forth in the Tannehill Disclosure Letter, Tannehill hereby represents and warrants to and covenants with Berry as follows:

            3.1 Partnership Organization. Tannehill Oil is a general partnership duly organized, validly existing and in good standing under the laws of the State of California and has full power and authority to conduct its business as currently conducted and to own, operate and lease the Assets it now owns, operates or holds under lease. Tannehill Oil has previously delivered to Berry true and correct copies of the Agreement of Partnership, any amendments thereto, the Fictitious Business Name Statement, and the Statement of Partnership, all as in effect on the date hereof.

            3.2  Effect of Agreement; Consents.

                 a. The execution, delivery and performance of this Agreement by Tannehill and the consummation by Tannehill of the transactions contemplated hereby (i) do not require the consent, approval, clearance, waiver, order or authorization of any Person; (ii) do not violate any provision of the Agreement of Partnership of Tannehill Oil; (iii) do not conflict with or violate any permit, concession, grant, franchise, statute, law, rule or regulation of any Governmental Entity or any order, judgment, award or decree of any court or other Governmental Entity to which Tannehill is subject or any of the Assets are bound; and (iv) do not conflict with, or result in any breach of, or default or loss of any right under (or an event or circumstance that, with notice or the lapse of time, or both, would result in a default), of any agreement to which Tannehill is a party or to which any of the Assets are subject, in each case, which failure, violation, conflict or breach would, in the aggregate, materially hinder or impair the consummation of the transactions contemplated by this Agreement. By signing this Agreement, each of the Partners hereby consents to the sale of the Assets by Tannehill Oil to Berry.

                 b. The execution, delivery and performance of this Agreement by Tannehill will not result in the loss of any governmental license, franchise or permit possessed by Tannehill related to the Assets or give a right of acceleration or termination to any party to any agreement or other instrument to which Tannehill is a party and by which the Assets are bound, or result in the loss of any right or benefit under such agreement or instrument.

            3.3 Financial Statements. Tannehill has heretofore furnished to Berry true and correct copies of the balance sheets of Tannehill Oil as of December 31, 1994, December 31, 1995, and September 30, 1996, and the related statements of revenues and expenses for the periods then ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with the books and records of Tannehill Oil and in conformity with generally accepted accounting principles applied, except as otherwise noted therein, on a basis consistent with prior periods, and fairly present, in all material respects, the financial position and results of operations of Tannehill Oil as at and for the periods specified therein. As of September 30, 1996, Tannehill Oil did not have any liability of any kind or manner, either direct, accrued, absolute or otherwise, which was required to be disclosed by generally accepted accounting principles and which was not reflected or disclosed in the Financial Statements and there have been no changes in Tannehill Oil's method of accounting for tax purposes or other purposes except as disclosed in the Tannehill Disclosure Letter.

            3.4 Taxes and Tax Returns. Tannehill Oil has filed all federal, state, local and foreign income and other tax returns required to be filed by it, and each such return is complete and accurate in all material respects. The taxes shown due on such returns have been paid and there are no taxes, interest, penalties, assessments or deficiencies (any of the foregoing being referred to herein as a "Tax") claimed to be due in respect of such tax returns or claimed in writing to be due by any taxing authority. The tax returns of Tannehill Oil have not been audited by the IRS, nor has Tannehill Oil received notice of any examination being conducted by the IRS or any other taxing authority for any fiscal year. All other taxes, including property taxes, imposed by the United States and by any state, municipality, subdivision or instrumentality of the United States, or other taxing authority, which are due and payable by Tannehill Oil have been paid in full or will be paid or provided for up to the Closing date.

            3.5 Absence of Adverse Change. Since December 31, 1995, there has not been (a) any Material adverse change in the condition of the Assets to be acquired by Berry; (b) any damage, destruction or loss adversely affecting the Assets; (c) any incurrence by Tannehill Oil or by Partners of or entry into any liability, mortgage, lien or transaction affecting the Assets; (d) any guarantee of or grant of a security interest to secure a third Person's obligations by Tannehill; (e) except as provided in the Tannehill Disclosure Letter, any commitment by Tannehill Oil relating to the Assets; or (f) any agreement, in writing or otherwise, or any partnership action with respect to the foregoing. No event or condition has occurred or exists and Tannehill is not aware of any event or condition that has occurred or exists and that could result in a Material adverse change in the Assets since December 31, 1995.

            3.6 No Misleading Statements. This Agreement, the exhibits hereto and the information referred to herein, when taken as a whole, do not include any untrue statement of a material fact and do not omit any material fact necessary to make the statements contained herein or therein not misleading.

            3.7 No Significant Transactions. Except for the execution of this Agreement, since December 31, 1995, Tannehill Oil has not engaged in any Material transactions and will not engage in any Material transactions prior to the Closing.

            3.8  Properties, Title and Related Matters.

                 a. Tannehill has good title to all of the personal property included in the Assets free and clear of all Encumbrances, except for Permitted Encumbrances.

                 b. Other than as set forth on Exhibit 9, there is no real property owned by Tannehill. Tannehill has title to all of the Real Property (except the Geiger Lease), in fee simple absolute, including one hundred percent (100%) of the Mineral Interests therein, free and clear of all Encumbrances. Tannehill holds its interest as Lessee under the Geiger Lease free and clear of all Encumbrances (other than Permitted Encumbrances). No parcel of Real Property is subject to any governmental decree or is being condemned, expropriated or otherwise taken by any public authority, with or without payment of compensation therefor, and no such condemnation, expropriation or taking has been proposed. The Tannehill Disclosure Letter contains a description of all buildings, structures, improvements, tanks and pipes or other fixtures located on or under the fee Real Property. Each Partner will transfer all of its right, title and interest, whether held directly or indirectly, in and to the Geiger Lease to Berry.

                 c. Other than as set forth in Exhibits 4, 5 and 9, Tannehill has no easements or rights of way and no real property is leased by Tannehill. Tannehill has good title to all the leasehold estates pursuant to which the real property described in the Tannehill Disclosure Letter is leased, free and clear of all Encumbrances, except for Permitted Encumbrances. Tannehill has not breached any provision of and is not in default (and no event or circumstance exists that with notice or the lapse of time, or both, would constitute a default) under the terms of any lease, easement, right of way or other agreement pursuant to which the Real Property is leased or held and all of such leases, easements, rights of way or other agreements are in full force and effect. There are no pending or threatened disputes with respect to any lease, easement, right of way or other agreement pursuant to which the Real Property is leased or held and the lessor or grantor thereunder has not breached any provision of and is not in default (and no event or circumstance exists that with notice or the lapse of time, or both, would constitute a default) under the terms of any such lease, easement, right of way or other agreement. The Tannehill Disclosure Letter contains a description of all structures, improvements, tanks and pipes or other fixtures located on or under any leases, easements or rights of way described in Exhibits 4, 5 and 9.

                 d. Since the physical inspection by Berry on September 5, 1996, the maintenance and operation of buildings, machinery, wells, pipelines and equipment of Tannehill Oil have been consistent with the past maintenance and operation of such Assets, ordinary wear and tear excepted, and, except as described in the Tannehill Disclosure Letter, all machinery, wells, pipelines and equipment are operative in all Material respects. Berry shall acquire such Assets AS IS and WHERE IS. Tannehill makes no representations or warranties as to the suitability of any Asset for any particular use.

                 e. Tannehill is not in Material violation of and, except as disclosed in the Tannehill Disclosure Letter, Tannehill has not received any written notice of any violation of any zoning regulation, ordinance, law, rule, order, regulation or requirement relating to the Assets or operation of its leased or owned properties which remains uncured or which has not been dismissed where failure to comply therewith would have a Material adverse effect on Tannehill Oil or the Assets.

                 f. Attached to the Tannehill Disclosure Letter is a correct and complete list and copies of all policies of fire, liability and other forms of insurance held by Tannehill presently in force with respect to the Assets. Such policies are in full force and effect and assignable and Tannehill is not in default under any of them.

            3.9 Legal Proceedings. Except as disclosed in the Tannehill Disclosure Letter, there is no legal, judicial, administrative or governmental arbitration or other action or proceeding or governmental investigation pending or threatened against Tannehill Oil or the Assets, or affecting any of the Assets, which if adversely determined would have a Material adverse effect on the Assets. Tannehill is not in violation of or default under any laws, ordinances, regulations, judgments, injunctions, orders or decrees (including, without limitation, any immigration laws or regulations) of any court or other Governmental Entity applicable to its business, which violations or defaults would have a Material adverse effect on the Assets. There are no Material judgments, orders, injunctions or decrees of any Governmental Entity regarding any agreement in which Tannehill is a named party or any of the Assets are identified and subject. Except for the Baker Litigation, there is no pending litigation in or to which Tannehill is a named party or any of the Assets of Tannehill are identified and subject.

            3.10 Records. Tannehill Oil has records that accurately reflect its transactions in all material respects.

            3.11 No Undisclosed Material Liabilities. There are no Material liabilities of Tannehill, whether or not accrued and whether or not contingent or absolute, or any existing condition, situation or set of circumstances that it expects, or could expect, to result in such liability, other than liabilities disclosed in the Financial Statements, except liens vested by deeds of trust as set forth in the Tannehill Disclosure Letter. All such liens shall be removed prior to the Closing.

            3.12 Contracts.

                 a. All contracts, agreements, indentures and other instruments to which Tannehill is a party are attached to the Tannehill Disclosure Letter. Except for the agreements attached to the Tannehill Disclosure Letter, Tannehill is not a party to or bound by (i) any agreement, contract or commitment limiting the freedom of Tannehill or any Affiliate of Tannehill to engage in any line of business, to own, operate, sell, transfer, pledge or otherwise dispose of or encumber any Asset or to compete with any Person in any geographical area; (ii) any agreement, contract or commitment relating to the Assets; or (iii) any agreement, contract or commitment that will have a Material adverse effect on the Assets.

                 b. Except as disclosed in the Tannehill Disclosure Letter, Tannehill Oil and the Partners with respect to the Assets have not breached any provision of or are not in default (and no event or circumstance exists that with notice or the lapse of time, or both, would constitute a default) under the terms of any agreement (including the Cogeneration Premises Lease) attached to the Tannehill Disclosure Letter. All contracts, agreements, indentures and other instruments attached to the Tannehill Disclosure Letter are in full force and effect. There are no pending or threatened disputes with respect to the contracts, agreements, indentures or instruments attached to the Tannehill Disclosure Letter.

            3.13 Brokerage. No investment banker, broker or finder has acted directly or indirectly for Tannehill in connection with this Agreement or the transactions contemplated hereby. No investment banker, broker, finder or other Person is entitled to any brokerage or finder's fee or similar commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of Tannehill. Tannehill agrees to indemnify, defend and hold Berry harmless from and against any and all claims, liabilities or obligations with respect to all fees, commissions or expenses asserted by any Person on the basis of any act, statement, agreement or commitment alleged to have been made by Tannehill with respect to any such fee, expense or commission.

            3.14 Execution and Delivery. Tannehill Oil has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Tannehill Oil and the performance of its obligations hereunder have been duly authorized by all Partners. This Agreement has been duly executed and delivered by Tannehill and constitutes a legal, valid and binding obligation of Tannehill, enforceable against it in accordance with its terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally and
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            3.15 Environmental Matters.

                 a. To the best of Tannehill's knowledge, Tannehill has at all times operated in compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements and obligations of Environmental Laws and related orders of any court or other Governmental Entity.

                 b. To the best of Tannehill's knowledge, Tannehill is not in violation of or subject to (i) any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or other Governmental Entity or (ii) any remedial obligations, in each case under any applicable Environmental Law relating to the Assets or operations conducted thereon by any Person at any time during which such Assets were owned, leased, used or operated by or for the benefit of Tannehill, or by any Person prior to such time to the extent Tannehill has knowledge of such matters.

                 c. To the best of Tannehill's knowledge, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by Tannehill under all applicable Environmental Laws in connection with its past or present operation or use of any and all Assets or the conduct of its business, including but not limited to past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed.

                 d. To the best of Tannehill's knowledge, all hazardous substances and solid wastes generated at any and all of the Assets or by any Person in connection with the ownership, lease, use or operation of the Assets have, at any time during which such Assets were owned, leased, used or operated by or for the benefit of Tannehill or any Affiliate thereof, been transported, stored, treated and disposed of by carriers or treatment, storage and disposal facilities authorized or maintaining valid permits under all applicable Environmental Laws.

                 e. To the best of Tannehill's knowledge, all hazardous substances and solid wastes generated at any and all of the Assets or by any prior owner or operator of the Assets were transported, stored, treated and disposed of by carriers or treatment, storage and disposal facilities authorized or maintaining valid permits under all applicable Environmental Laws.

                 f. To the best of Tannehill's knowledge, no Person has, at any time during which the Assets were owned, leased, used or operated by or for the benefit of Tannehill, disposed of or released any hazardous substance or solid waste on or under the Assets, except in compliance with all applicable Environmental Laws.

                 g. To the best of Tannehill's knowledge, no Person has disposed of or released any hazardous substance or solid waste on, under or around the Assets, except in compliance with all applicable Environmental Laws.

                 h. To the best of Tannehill's knowledge, no facts or circumstances exist which could reasonably be expected to result in any liability to any Person with respect to the current or past business and operations of Tannehill or the Assets in connection with any release, transportation or disposal of any hazardous substance or solid waste or action taken or omitted that was not in full compliance with or was in violation of any applicable Environmental Law.

            3.16 Employees.

                 a. The Tannehill Disclosure Letter lists all employees, their addresses, job titles, job descriptions and number of years employed by Tannehill Oil. Berry shall be provided the opportunity to interview, and if desired, may offer employment to any of Tannehill's employees as selected in Berry's sole discretion.

                 b. Employees of Tannehill Oil shall not assert claims against Berry based on employment by Tannehill Oil for severance, retirement benefits, health benefits, deferred compensation, violations of any federal, state or local laws or statutes, wages or other benefits or compensation. Employees of Tannehill Oil not employed by Berry shall not assert any claim against Berry for discriminatory hiring practices based on state or federal laws or statutes, union contracts or for benefits based upon the Employee Retirement Income Security Act of 1974, as Amended ("ERISA").

                 c. The Tannehill Disclosure Letter sets forth a list of all plans and other arrangements involving direct or indirect compensation or benefits to Partners, consultants or providing employee benefits to employees of Tannehill Oil, including, without limitation, all "employee benefit plans" as defined in Section 3(3) of ERISA, and all bonus, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, and all employment or executive compensation agreements (collectively, the "Benefit Plans"). True and complete copies of the Benefit Plans have been made available to Berry. To the extent applicable, the Benefit Plans comply, in all material respects, with the requirements of ERISA and the Code, and any Benefit Plan intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified. No Benefit Plan is covered by Title IV of ERISA or Section 4112 of the Code. No Benefit Plan has incurred any liability or penalty under Section 4975 of the Code or Section 502(i) of ERISA. Each Benefit Plan has been maintained and administered in all material respects in compliance with its terms and with ERISA and the Code to the extent applicable thereto. There are no pending or anticipated claims against or otherwise involving any of the Benefit Plans and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Benefit Plan activities) has been brought against or with respect to any such Benefit Plan, except for any of the foregoing which would not have a Material adverse effect. Neither Tannehill Oil nor any entity under "common control" within the meaning of ERISA Section 4001 with Tannehill Oil or its Affiliates has contributed to, or been required to contribute to, any "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA). Except as may be required by law, Tannehill Oil does not maintain or contribute to any plan or arrangement which provides or has any liability to provide life insurance, medical or other employee welfare benefits to any employee or former employee upon his retirement or termination of employment, and Tannehill has never represented, promised or contracted (whether in oral or written form) to any employee or former employee that such benefits would be provided.

                 d. Except as disclosed in the Tannehill Disclosure Letter, Tannehill Oil is not currently nor has it ever been a party to any employee pension or welfare plan to which ERISA applies or to which Tannehill Oil was required to make contributions for the benefit of its employees.

                 e. Neither Tannehill Oil nor any of its Affiliates is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or threatened against Tannehill Oil or any of its Affiliates relating to their business which, if determined adversely to Tannehill Oil or the Affiliate would have a Material adverse effect. There are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of Tannehill Oil or any of its Affiliates.

            3.17 Investigation. Tannehill and its agents, counsel and accountants have had reasonable access to representatives of Berry to make such investigations as they desired with respect to the business, operations and affairs of Berry in connection with the transactions contemplated hereby. In determining whether to consummate the transactions contemplated hereby, Tannehill is relying solely on the terms, covenants, representations, warranties and indemnities herein and on their own investigations into and analysis of the business, operations and condition (financial or otherwise) of Berry and have not relied on Berry, or its officers or directors, with respect to the interpretation of data relating to the valuation of Tannehill, the income tax ramifications of this purchase and sale, and/or the ability of Berry to operate the Assets.


                              ARTICLE IV
               REPRESENTATIONS AND WARRANTIES OF BERRY


            Except as set forth in the Disclosure Letter from Berry delivered to Tannehill at or prior to the execution hereof, which shall refer to the relevant Sections of this Agreement (the "Berry Disclosure Letter"), Berry hereby represents and warrants to and covenants with Tannehill as follows:

            4.1 Corporate Organization. Berry is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as it is now being conducted, and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            4.2 Due Authorization, Execution and Delivery; Effect of Agreement. The execution, delivery and performance by Berry of this Agreement and the consummation by Berry of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Berry. This Agreement has been duly and validly executed and delivered by Berry and constitutes the legal, valid and binding obligation of Berry, enforceable against it in accordance with its terms, except to the extent that such enforceability (a) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally; and
(b) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance by Berry of this Agreement and the consummation by Berry of the transactions contemplated hereby (i) do not require the consent, approval, clearance, waiver, order or authorization of any Person, except as otherwise disclosed in the Berry Disclosure Letter; (ii) do not violate any provision of the Certificate of Incorporation or Bylaws of Berry; (iii) do not conflict with or violate any permit, concession, grant, franchise, statute, law, rule or regulation of any Governmental Entity or any order, judgment, award or decree of any court or other Governmental Entity to which Berry is subject; and (iv) do not conflict with, or result in any breach of, or default or loss of any right under (or an event or circumstance that, with notice or the lapse of time, or both, would result in a default), or the creation of an Encumbrance pursuant to, or cause or permit the acceleration prior to maturity of any amounts owing under, any indenture, mortgage, deed of trust, lease, or other agreement to which Berry is a party, in each case, which failure, violation, conflict or breach would, in the aggregate, materially hinder or impair the consummation of the transactions contemplated by this Agreement. The issuance of the Warrants in accordance with this Agreement has been duly authorized by all necessary corporate action on the part of Berry.

            4.3 Consents. Except as otherwise disclosed in the Berry Disclosure Letter, no consent, approval or authorization of, or exemption by, or filing with, any Governmental Entity or any Person is required in connection with the execution, delivery or performance by Berry of this Agreement or the taking of any other action contemplated hereby.

            4.4 Litigation. There is no legal, judicial, administrative or governmental arbitration or other action or proceeding or governmental investigation pending against Berry, or threatened against Berry, which seeks to enjoin or obtain damages in respect of the consummation of the transactions contemplated hereby.

            4.5 Brokerage. No investment banker, broker, finder or other Person is entitled to any brokerage or finder's fee or similar commission in respect of this Agreement or the transactions contemplated hereby based in any way on agreements, arrangements or understandings made by or on behalf of Berry. Berry agrees to indemnify and hold Tannehill Oil and the Partners harmless from and against any and all claims, liabilities or obligations with respect to all fees, commissions or expenses asserted by any Person on the basis of any act, statement, agreement or commitment alleged to have been made by Berry with respect to any such fee, commission or expense.

            4.6 Approvals. No approval of the stockholders of Berry is necessary or required under Delaware General Corporation Law, as currently in effect, or Berry's Certificate of Incorporation or Bylaws for the consummation of the transactions contemplated by this Agreement.

                              ARTICLE V
                        COVENANTS OF TANNEHILL


            From and after the date of this Agreement until the Closing, except as expressly authorized by this Agreement or expressly consented to in writing by Berry, Tannehill covenants and agrees with Berry as follows:

            5.1 Access to Tannehill. Tannehill shall afford to Berry and to the employees, agents, lenders, investors and authorized representatives of Berry and to their respective counsel and accountants such reasonable access to the Assets, officers, offices, equipment, files, agreements, documents, and books and records of Tannehill (including, without limitation, engineering data and information, computer programs, tapes and other records), and the opportunity to make notes, abstracts and copies therefrom, as may be requested by Berry in order that Berry may have full opportunity to make such reasonable investigations as it shall desire with respect to the business, operations, Assets and affairs of Tannehill in connection with the transactions contemplated hereby and Tannehill shall furnish Berry with such additional financial and operating data and other information as to the business, operations and Assets of Tannehill as Berry shall, from time to time, reasonably request for such purpose. Berry hereby releases Tannehill from all liability arising out of the entry by Berry or its employees, agents, lenders, investors or authorized representatives onto the business premises of Tannehill for purposes of conducting the investigation contemplated by this Section 5.1. Berry hereby agrees to indemnify, defend and hold harmless Tannehill against all liability, demands, claims, costs, losses, damages, recoveries, settlements and expenses incurred by Tannehill arising from or related to the conduct by Berry or its employees, agents, lenders, investors or authorized representatives of the investigation.

            5.2  Governmental Approvals; Consents.

                 a. Tannehill shall use its best efforts, and shall cooperate with Berry, to obtain all permits, approvals and consents, and to make all filings, necessary or required to be obtained or made, and to begin and cause all waiting periods required to lapse, for Berry to have full use and enjoyment of the Assets subsequent to the purchase and sale and for the consummation by Tannehill of the transactions contemplated by this Agreement under any applicable federal law or the applicable laws of any state having jurisdiction over the transactions contemplated hereby (all such permits, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals").

                 b. Tannehill shall use its best efforts to obtain all consents, approvals, clearances, waivers, orders or authorizations of any Person necessary to be obtained by Tannehill for Berry to have full use and enjoyment of the Assets subsequent to the purchase and sale and for the consummation of the transactions by Tannehill contemplated by this Agreement.

            5.3 Litigation and Claims. Tannehill shall promptly inform Berry in writing of any litigation, or of any claim or controversy or contingent liability of which Tannehill becomes aware that might reasonably be expected to become the subject of litigation, against Tannehill Oil or affecting any of the Assets.

            5.4 Notice of Changes. Tannehill shall promptly inform Berry in writing if Tannehill becomes aware of any change that shall have occurred or that shall have been threatened (or any development that shall have occurred or that shall have been threatened involving a prospective change) in the financial condition, results of operations, business of the Assets or of Tannehill Oil that is or with the exercise of reasonable business judgment would be expected to have an adverse effect on the Assets. Tannehill shall promptly inform Berry in writing if any representation or warranty made by Tannehill in this Agreement shall cease to be accurate or upon the occurrence of any breach of any covenant or other agreement required by this Agreement to be performed or complied with by Tannehill.

            5.5 Conduct of Business Operations. Tannehill shall not, without the prior written consent of Berry:

                 a. Materially increase the annual level of compensation of any employee, nor increase at all the annual level of compensation of any employee whose compensation from Tannehill Oil during the last preceding fiscal year exceeded Fifty Thousand Dollars ($50,000), and shall not grant any unusual or extraordinary bonuses, benefits or other forms of direct or indirect compensation to any employee, officer, partner or consultant except in keeping with past practices by formulas or otherwise. Nothing in this paragraph 5.5a shall prohibit the payment by Tannehill of severance payments, accrued and unpaid vacation pay, or payments in lieu of compensatory time-off to its employees;

                 b. From the Effective Date to the Closing, fail to use its best efforts to prevent the daily production averaged over any calendar week during the period from declining below one thousand three hundred (1,300) barrels per day.

                 c. Other than in the ordinary course of business, sell, lease or otherwise dispose of any Assets or any interests therein, or enter into, or consent to the entering into of, any agreement granting to any third Person a right to purchase, lease or otherwise acquire any Assets or interests therein, except as otherwise provided for in this Agreement;

                 d. Enter into any agreement or incur any obligation, the terms of which would be violated by the consummation of the transactions contemplated by this Agreement;

                 e. Organize, invest in or acquire an equity interest in any corporation, partnership, joint venture, association or other entity or organization;

                 f. Create, incur, assume, guarantee or otherwise become liable or obligated with respect to any indebtedness for monies borrowed or make any loan or advance to any Person (other than trade receivables in the ordinary course of business);

                 g. (i) Enter into any new line of business with respect to the Assets; (ii) change its investment, liability management and other material policies in any respect; (iii) incur or commit to any capital expenditures or financing; (iv) acquire or agree to acquire by merging or consolidating with, or acquire or agree to acquire by purchasing all or substantially all of the assets of, or in any manner, any Person; (v) otherwise acquire or agree to acquire any assets for a total consideration in the aggregate in excess of Ten Thousand Dollars ($10,000); or (vi) waive any right under or cancel any contract, debt or claim listed in any exhibits hereto or the Tannehill Disclosure Letter, which waiver or cancellation would have an adverse effect on the Assets;

                 h. Enter into any contract, commitment or arrangement (or amend, modify, supplement or otherwise alter the terms of any existing contract, agreement or instrument attached to the Tannehill Disclosure Letter) with any Person;

                 i. Maintain its books of account other than in the usual, regular and ordinary manner in accordance with good business practices or make any change in any of its accounting methods or practices; or

                 j. Take any action that would or might reasonably be expected to result in any of the conditions to Closing set forth in Article VII hereof not being satisfied.

            5.6 Maintain Assets and Operations. During the period from the date hereof through the Closing, Tannehill shall (a) carry on its business in the usual, regular and ordinary course in a good and diligent manner consistent with sound business practices and in compliance with all applicable laws, rules and regulations; (b) not introduce any new method of management or operation;
(c) use its best efforts to preserve its business organization, maintain its rights and franchises, keep available the services of its officers and employees and preserve the goodwill and its relationships with customers, suppliers and others having business dealings with it; (d) preserve in full force and effect all leases, operating agreements, easements, rights of way, permits, licenses, contracts and other agreements which relate to the Assets (other than those expiring by their terms); (e) use its best efforts to perform or cause to be performed all of its obligations in or under any of such leases, agreements and contracts; (f) use its best efforts to safeguard and maintain secure all reports and other confidential data in the possession of Tannehill relating to the Assets; and (g) use its best efforts to operate its business and activities in the same manner as they have been carried out and to maintain the same level of expenditure as have previously been incurred in connection with such business and activities.

            5.7 Exclusive Dealing. Tannehill shall not directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal of any Person relating to the acquisition of the assets or business, in whole or in part, of Tannehill, whether through direct purchase, consolidation or other business combination (other than sales of inventory or in the ordinary course of business) so long as this Agreement has not been terminated. Tannehill recognizes that Berry has and continues to incur substantial time and expense in evaluating this transaction. Tannehill acknowledges that Berry, in reliance on this Section 5.7, will continue to incur

       21A
additional time, effort and expense. Tannehill has agreed to this provision due to the unique terms specified in the AIP and contemplated in this transaction.

            5.8  Termination Fee.  In the event that Tannehill breaches Section
5.7 hereof and within twelve (12) months after such breach or termination, Tannehill closes a transaction with an unrelated third party relating to the acquisition of a Material portion of the Assets or the business of Tannehill Oil, in whole or part, whether through direct purchase, merger, consolidation or other business combination (other than sales of inventory or immaterial portions of Tannehill's Assets in the ordinary course), then, immediately upon such closing, Tannehill shall pay to Berry the sum of Two Million Three Hundred Eighty Thousand Dollars ($2,380,000). Such payment shall constitute liquidated damages and, in the absence of fraud or bad faith, shall be in lieu of any other penalty or remedy Berry might otherwise seek, the parties having determined that the actual damages resulting from the events for which such liquidated damages are to be awarded would be extremely difficult and uncertain to calculate and that liquidated damages above represent a good faith estimate of such actual damages.

  ___________                                            __________
  Tannehill Oil initials                                 Berry initials

  ___________      ___________       ___________         __________

  ___________      ___________       ___________         __________

  ___________      ___________       ___________         __________

  ___________      ___________       ___________         __________
  Partners' initials

            5.9 Taxes. Tannehill shall pay any documentary transfer tax due on the purchase and sale of the Assets.

            5.10 Approval of Transaction. Tannehill shall take all actions necessary to approve this Agreement.


                              ARTICLE VI
                          COVENANTS OF BERRY


            Berry hereby covenants and agrees with Tannehill as follows:

            6.1 Cooperation. Subject to the terms and conditions of this Agreement, Berry shall cooperate with Tannehill to use its best efforts to secure all necessary consents, approvals, authorizations, exemptions and waivers from all Persons and Governmental Entities as shall be required to be obtained by Berry in order to enable Berry to consummate the transactions contemplated hereby.

            6.2 Governmental Approvals. Berry shall use its best efforts, and shall cooperate with Tannehill, to obtain all Requisite Regulatory Approvals.

            6.3 Disclosure Responsibilities. Berry, as a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and listed company under the New York Stock Exchange (the "NYSE"), is required to comply with certain disclosure requirements regarding its business activities, including, but not limited to, the issuance of press releases and the preparation and filing of periodic reports with the Securities and Exchange Commission. In order to comply with the disclosure requirements of the Exchange Act and NYSE, as well as the timing of such disclosures, all statements to the public, including press releases, shall be at the sole discretion of Berry.

          6.4 Authorization of Warrant. Berry shall take all actions to qualify the issuance of the Warrant to Tannehill Oil in compliance with all applicable state securities laws or to comply with any available exemptions from such qualification requirements. However, Berry shall not be obligated to register the Warrant, or the shares of Class A Common Stock underlying the Warrant, under the Securities Act of 1933.

            6.5 Cooperation in Exchange. Berry will cooperate with Tannehill in the completion of one or more tax-deferred exchange transactions and shall execute such documents as are reasonably required for that purpose, provided that Berry shall not be required to take title to any other property, shall not be put at any extra cost or expense, shall not be subject to any additional liability, and the date for the Closing shall not be extended by virtue of any requested cooperation.


                             ARTICLE VII
                  CONDITIONS TO OBLIGATIONS OF BERRY


            The obligations of Berry to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Berry) on or prior to the Closing of all of the following conditions:

            7.1 Accuracy of Representations and Warranties. The representations and warranties of Tannehill set forth in this Agreement shall be true and correct in all respects as of the date when made and at and as of the Closing.

            7.2 Performance of Covenants and Agreements. Tannehill shall have duly performed and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. None of the events or conditions entitling Berry to terminate this Agreement under Article IX hereof shall have occurred and be continuing.

            7.3 Consents. Any consent required for the consummation of this purchase and sale under any agreement, contract, license or other instrument described in any exhibit hereto or referred to herein, or for the continued enjoyment by Berry of any benefits of such agreement, contract, license or other instrument after the Closing, which consent Tannehill is specifically obligated to obtain pursuant to this Agreement, shall have been obtained and be effective.

            7.4 Governmental Approvals. All Requisite Regulatory Approvals shall have been obtained, made or lapsed and shall be in full force and effect.

            7.5 Approval of Counsel. The form and substance of all legal matters contemplated hereby and all papers delivered hereunder shall be reasonably acceptable to Nordman, Cormany, Hair & Compton, counsel to Berry.

            7.6 Partners' Certificate. Berry shall have received a certificate of Tannehill Oil, substantially in the form of Exhibit 13 attached hereto and made a part hereof, satisfactory in form and substance to Berry, executed on behalf of Tannehill Oil by its Managing General Partners, as to compliance with the matters set forth in Sections 7.1, 7.2, 7.3 and 7.4 of this Agreement. By signing this Agreement, each of the Partners hereby authorizes the Managing General Partners of Tannehill Oil to execute such Certificate.

            7.7 Opinion of Counsel. Berry shall have received the opinion of Roger Coley, counsel to Tannehill, in form and content satisfactory to Berry, substantially in the form of Exhibit 14 attached hereto and made a part hereof.

            7.8 Closing of TEC and TOC Purchase Agreements. The Closing shall not occur unless the Closings contemplated by the TEC Purchase Agreement and the TOC Purchase Agreement have occurred or will occur concurrently with the Closing.

            7.9 Condition of Real Property. Berry shall have approved title to and the condition of the Real Property as follows:

                 a. A current CLTA Preliminary Title Report prepared by First American Title Company covering the Real Property, accompanied by legible copies of all documents referred to as exceptions in the report to the extent reasonably available through Tannehill's best efforts [and a map plotting all easements] (the "PTR"), has been delivered to Berry.

                 b. If Berry elects to obtain an ALTA Policy, a survey of the Real Property shall have been prepared, at Berry's expense, by a licensed surveyor or registered civil engineer, in sufficient detail to provide for the policy of title insurance to be purchased by Berry, certified to Berry in a form satisfactory to Berry, without boundary, encroachment or survey exceptions and which shows the location of all easements and improvements. It shall be Berry's sole responsibility to obtain such survey by the Title Approval Date defined below. Berry's failure to do so will be deemed Berry's waiver of this condition. If Berry does not elect to obtain an ALTA Policy, then Tannehill shall provide Berry with a CLTA Policy at Tannehill's expense.

                 c. Title shall be free of Encumbrances not approved by Berry. On or before November 8, 1996 (the "Title Approval Date"), Berry shall advise Tannehill in writing of what exceptions to coverage, if any, are unacceptable to Berry (the "Title Disapproval Notice"). Notwithstanding any other provision of this Section 7.9, Berry hereby objects to all monetary Encumbrances, which monetary Encumbrances (if any) Tannehill shall cause to be eliminated at the Closing except for non-delinquent real property taxes and assessments, which shall be one of the exceptions to coverage. Tannehill shall have ten (10) business days after receipt of a Title Disapproval Notice to give Berry notice either: (i) that Tannehill will remove, on or before the Closing, any disapproved exceptions to coverage and provide Berry with evidence satisfactory to Berry of such removal; or (ii) that Tannehill elects not to cause such exceptions to coverage to be removed, in which case Berry shall have five (5) business days thereafter to notify Tannehill in writing of Berry's election
(a) to waive any objectionable exceptions and to proceed with the purchase of and to take the Real Property subject to such exceptions, but otherwise pursuant to the terms of this Agreement, or (b) to terminate this Agreement.
If Berry shall fail to give Tannehill notice of such election within said five
(5) business days, Berry shall be deemed to have elected to waive its objection to the coverage and to proceed with this purchase. In the event that during escrow any amended or supplemented PTR is issued disclosing new exceptions to coverage, Berry shall again have the right to give a Title Disapproval Notice as to such new exception, in which case all the foregoing rights of the parties following the giving of such a notice shall again apply as stated above.

                 d. Berry shall not have given written notice of disapproval of matters related to the Real Property. Berry's failure to give written notice of disapproval on or before November 8, 1996 (the "Property Approval Date") of all aspects and matters related to the Real Property, including size, shape, configuration, access, easements (express, implied and by prescription), geologic/subsidence and soil conditions, hydrologic conditions, water supply quantity and quality, buildings, tanks, pipelines, oil and gas wells, oils and gas surface equipment, and the condition of all other fixed equipment shall be deemed approval of matters relating to the Real Property. To facilitate Berry's review, Tannehill shall deliver to Berry within fifteen (15) business days after the date of this Agreement, (i) any environmental reports prepared by or for Tannehill covering all or any portion of the Real Property, without representation or warranty as to their accuracy or validity; (ii) copies of any service contracts now in effect, all of which are cancelable at any time, or by the giving of not more than thirty (30) days' notice; and (iii) any well logs and reports of water usage made to the Regional Water Quality Control Board, the Division of Oil, Gas and Geothermal Resources and other agencies, as applicable.

                 e. Berry shall be satisfied that there are no Hazardous Materials, as that term is defined by all or any applicable laws, on the Real Property or in the groundwater thereunder and Berry's acceptance and approval of an Environmental Audit and Assessment ("Phase I Report") as to the Real Property performed at Berry's direction and sole cost and expense. Berry's failure to give notice of disapproval of the Phase I Report obtained by Berry, if any, on or before the Property Approval Date shall be deemed as Berry's approval thereof and acceptance of the Real Property in its present condition. In the event such Phase I Report or any Phase II Report involving soil and/or groundwater tests, approved in advance by Tannehill, discloses that the Real Property or groundwater thereunder is contaminated with Hazardous Materials in quantities requiring remediation or removal under existing law, Berry shall have the right to terminate this Agreement. Except as provided in the succeeding sentence, Berry agrees that the Phase I Report and any other report, tests, and information and conclusions stated therein shall be kept confidential and that any reporting requirements to any governmental agency or any other third party arising therefrom shall be the sole responsibility of Tannehill. Notwithstanding the foregoing, in the event that any then applicable law, statute or ordinance requires Berry to report or disclose the Report or Report findings to a governmental agency, then and only then shall Berry disclose the Report findings. In no event shall Berry be entitled to conduct any soil borings or groundwater tests without Tannehill's prior written approval, which may be conditioned or denied in Tannehill's sole discretion.

                 f. Berry shall have received an affidavit, certification or notice required by Section 1445 of the Code and the Regulations pursuant thereto. In addition, Tannehill shall have provided Berry with the certification required to show that withholding is not required pursuant to California Revenue and Taxation Code Section 18662(e). In the event any of the Partners does not qualify for the exemption from withholding under Section 1445(e) of the Code or Section 18662(e) of the California Revenue and Taxation Code, Berry will comply with the withholding requirement of such sections.

            7.10 Termination of Operating Agreement. That certain Operating Agreement and First Amendment to Operating Agreement, dated January 1, 1992, entered into by and between Tannehill Oil and the Partners shall be cancelled, in writing, by the parties thereto at the Closing.


                             ARTICLE VIII
                CONDITIONS TO OBLIGATIONS OF TANNEHILL


            The obligations of Tannehill to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver by Tannehill) on or prior to the Closing of all of the following conditions:

            8.1 Accuracy of Representations and Warranties. The representations and warranties of Berry set forth in this Agreement shall be true and correct in all material respects as of the date when made and at and as of the Closing.

            8.2 Performance of Covenants and Agreements. Berry shall have duly performed and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. None of the events or conditions entitling Tannehill to terminate this Agreement under Article IX hereof shall have occurred and be continuing.

            8.3 Resolutions. Tannehill shall have received certified copies of resolutions of the Board of Directors of Berry approving this Agreement and the transactions contemplated hereby.

            8.4 Approval of Counsel. The form and substance of all legal matters contemplated hereby and all papers delivered hereunder shall be reasonably acceptable to Roger Coley, counsel to Tannehill.

            8.5 Governmental Approvals. All Requisite Regulatory Approvals shall have been obtained, made or lapsed and shall be in full force and effect.

            8.6 Officers' Certificate. Tannehill shall have received a certificate of Berry, substantially in the form of Exhibit 15 attached hereto and made a part hereof, satisfactory in form and substance to Tannehill, executed on behalf of Berry by the President and Secretary of Berry, as to compliance with the matters set forth in Sections 8.1, 8.2, 8.3 and 8.5 of this Agreement.

            8.7 Opinion of Counsel. Tannehill shall have received the opinion of Nordman, Cormany, Hair & Compton, counsel to Berry, in form and content reasonably satisfactory to Tannehill, substantially in the form of Exhibit 16 attached hereto and made a part hereof.

            8.8 Closing of TEC and TOC Purchase Agreements. The Closing shall not occur unless the Closings contemplated by the TEC Purchase Agreement and the TOC Purchase Agreement have occurred or will occur concurrently with the Closing.


                              ARTICLE IX
                     TERMINATION PRIOR TO CLOSING


            9.1 Termination. This Agreement may be terminated at any time prior to the Closing:

                 a.   By the mutual written consent of Berry and Tannehill;

                 b. Subject to the right of either party to extend the Closing as provided in Section 2.7 hereof, upon written notice by either party to the other party if Closing has not occurred forty-five (45) days after the execution of this Agreement;

                 c. By Berry in writing if Tannehill Oil or the Partners shall be in Default;

                 d.   By Tannehill in writing if Berry shall be in Default;

                 e. By Berry if, after the date of this Agreement, there shall have occurred a Material adverse change (or any development or condition involving a prospective Material adverse change) in the business, financial condition or results of operations of Tannehill Oil; or

                 f. By Tannehill if, after the date of this Agreement, there shall have occurred a Material adverse change (or any development or condition involving a prospective Material adverse change) in the business, financial condition or results of operations of Berry.

            9.2 Effect on Obligations. Termination of this Agreement pursuant to this Article shall terminate all obligations of the parties hereunder, except for the obligation under

Sections 3.13 and 4.5; provided, however, that termination pursuant to paragraphs 9.1c or d hereof shall not relieve any defaulting party from any liability to the other parties hereto.


                              ARTICLE X
                           INDEMNIFICATION


            10.1 Indemnification by Berry. Berry agrees to indemnify, defend and hold Tannehill, and agents of Tannehill, harmless from and against any and all loss, liability, damage, costs and expenses (including interest, penalties, settlements, fines, costs and expenses incurred in connection with investigating and defending any claims or causes of action, and reasonable attorneys' fees) that Tannehill and its agents may incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of Berry contained in this Agreement.

            10.2 Indemnification by Tannehill. Tannehill, jointly and severally, agrees to indemnify, defend and hold Berry, and the officers, directors, employees and agents of Berry (collectively, the officers, directors, employees and agents being referred to in each case as its "Related Parties") harmless from and against any and all loss, liability, damage, costs and expenses (including interest, penalties, settlements, fines, costs and expenses incurred in connection with investigating and defending any claims or causes of action, and reasonable attorneys' fees) that Berry and its Related Parties may incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of Tannehill contained in this Agreement. Tannehill, jointly and severally also agrees to indemnify, defend and hold Berry and its Related Parties harmless from and against any and all loss, liability, damage, costs and expenses (including interest, penalties, settlements, fines, costs and expenses incurred in connection with investigating and defending any claims or causes of action, and reasonable attorneys fees) that Berry and its Related Parties may incur or become subject to arising out of the Baker Litigation or attributable to any environmental conditions caused directly or indirectly by the acts of or failure to act by Baker Chemical and/or its officers, employees or agents.

            10.3 Survival. The several warranties, representations, covenants and agreements of the parties contained in this Agreement and in any other instrument delivered pursuant hereto shall survive the Closing and shall remain in full force and effect thereafter.

            10.4 Notice and Opportunity to Defend.

                 a. If a party seeking indemnification (the "Indemnitee") becomes aware of any matters that it believes may give rise to an indemnifiable claim, or asserts any claim that it believes may be indemnifiable pursuant to this Agreement, the Indemnitee shall give the party obligated to provide indemnification (the "Indemnifying Party") prompt written notice of such matter or claim, stating with particularity the nature of such matter or the aforementioned claim and the amount thereof. Failure to provide such notice shall not affect the right of the Indemnitee to indemnification except to the extent such failure shall have resulted in liability to the Indemnifying Party that could have been actually avoided had such notice been provided within such required time period.

                 b. If the matter that the Indemnitee believes gives rise to an indemnifiable claim does not involve a third party claim against an ndemnitee, the Indemnifying Party shall have thirty (30) days from the date on which it received notice of such claim pursuant to this Section to respond to such notice. If such Indemnifying Party accepts responsibility or does not respond within such thirty (30)-day period, the Indemnifying Party shall promptly pay to the Indemnitee the full amount of such claim. If the Indemnifying Party rejects any liability with respect to such claim, it shall give written notice of such objection to the Indemnitee within such thirty
(30)-day period and the parties shall seek to resolve such claim by agreement. If the parties are unable to resolve such claim by agreement within sixty (60) days following the expiration of such thirty (30)-day period mentioned above, the parties shall be entitled to pursue, without prejudice to any of their rights hereunder, such remedies as may be available to the parties under applicable law.

                 c. In the event any action, suit, proceeding or investigation is brought against the Indemnitee by a third party which the Indemnitee believes may give rise to an indemnifiable claim, the Indemnitee shall give the Indemnifying Party prompt written notice of the commencement of such action, suit, proceeding or investigation as provided in paragraph a. of this Section. Such Indemnifying Party shall have a period of thirty (30) days after receipt of such notice within which to respond to such notice. If such Indemnifying Party does not respond within such thirty (30)-day period or rejects responsibility for such matter in whole or in part, the Indemnitee shall be free to pursue, without prejudice to any of its rights hereunder, such remedies as may be available to such party under applicable law. If such Indemnifying Party accepts responsibility, such Indemnifying Party shall, as between the Indemnitee and the Indemnifying Party, be obligated to compromise or defend such matter, at its own expense. The Indemnitee shall employ counsel of its choice and the Indemnifying Party shall reimburse Indemnitee for attorneys' fees and costs. The Indemnifying Party shall cooperate fully with the Indemnitee and its counsel in the defense against any such asserted liability. Any compromise of such asserted liability by the Indemnitee shall require the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. If, however, the Indemnitee refuses its consent to a bona fide offer of settlement that involves solely the payment of cash that the Indemnifying Party wishes to accept, the Indemnitee may continue to pursue such matter, free of any participation by the Indemnifying Party, at the sole expense of the Indemnitee. In such event, the obligation of the Indemnifying Party to the Indemnitee shall be equal to the lesser of (i) the amount of the offer of settlement that the Indemnitee refused to accept plus the costs and expenses of the Indemnitee prior to the date the Indemnifying Party notified the Indemnitee of the offer of settlement; and (ii) the actual out-of-pocket amount the Indemnitee is obligated to pay as a result of such party's continuing to pursue such matter. An Indemnifying Party shall be entitled to recover from the Indemnitee any additional expenses incurred by such Indemnifying Party as a result of the decision of the Indemnitee to pursue such matter.

            10.5 General. The indemnification provided in this Agreement shall apply regardless of whether the matter subject to indemnification involved an action taken or omitted that was negligent, grossly negligent or reckless by the Person to be so indemnified. It is understood that such indemnification is intended to be a means of compensating the parties for any damage or liability directly or indirectly realized by them for matters subject to such indemnification. To the extent the indemnification provided for herein may not be provided to any Person under law, such indemnification shall be required to be provided to any other Person for whom such indemnification may be permissible as herein provided.


                              ARTICLE XI
                            MISCELLANEOUS


            11.1 Entire Agreement. This Agreement and related documents executed concurrently herewith constitute the sole understanding of the parties hereto with respect to the matters provided for herein and supersedes the AIP and any previous agreements and understandings between the parties with respect to the subject matter hereof. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by Berry and Tannehill.

            11.2 Successors and Assigns. This Agreement will inure to the benefit of and be binding upon Berry and Tannehill and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

            11.3 Expenses. Except as provided in Sections 10.1 and 10.2 hereof, each party hereto shall be responsible for the payment of the fees and expenses of their respective counsel, accountants and other experts.

            11.4 Taking of Necessary Action. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees, subject to applicable laws, to use all reasonable best efforts promptly to take or cause to be taken all action and to promptly do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing and subject to the terms and conditions of this Agreement, the parties shall use their reasonable best efforts to obtain and make all consents, approvals, assurances and filings of or with third parties and Governmental Entities necessary or advisable for the consummation of the transactions contemplated by this Agreement. Each party shall cooperate with the other in good faith to help the other satisfy its obligations hereunder.

            11.5 Invalidity.  Except for satisfaction of the conditions of
Article VII or VIII, and the provisions of Article X, if any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

            11.6 Attorneys' Fees. In the event of any claim, dispute or controversy arising out of or relating to this Agreement, including an action for declaratory relief, the prevailing party in such action or proceeding shall be entitled to recover its taxable costs or arbitration fees, and reasonable out-of-pocket expenses, including but not limited to, telephone calls, photocopies, expert witnesses, travel, computer expenses related to litigation, and attorneys' fees to be fixed by the court or the arbitrator. Such recovery shall include court costs, out-of-pocket expenses and attorneys' fees on appeal, if any. The court shall determine who is the "prevailing party," whether or not the dispute or controversy proceeds to final judgment.

            11.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

            11.8 Headings. The headings of the articles, sections and paragraphs of this Agreement and of the exhibits hereto are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof.

            11.9 Construction and References. Words used in this Agreement, regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context shall require. Unless otherwise specified, all references in this Agreement to articles, sections, paragraphs or clauses are deemed references to the corresponding articles, sections, paragraphs or clauses in this Agreement, and all references in this Agreement to exhibits are references to the corresponding exhibits attached to this Agreement.

            11.10 Modification and Waiver. Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar).

            11.11 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to any other party shall be in writing and delivered personally, via telecopy (with receipt confirmed) or by registered or certified mail, postage prepaid:

       (a)  if to Tannehill, to:

                 Tannehill Oil Company
                 c/o Boyce Resource Development Company
                 Attn:     Mr. Albert G. Boyce, Jr.
                      Managing General Partner
                 120 Manteca Avenue
                 P.O. Box 871
                 Manteca, California  95336

                 Facsimile No. (209) 239-7886
                 Confirmation No. (209) 239-4014

            with copies to:

                 Roger Coley, Esq.
                 330 H Street, No. 7
                 Bakersfield, California 93304

                 Facsimile No. (805) 327-9120
                 Confirmation No. (805) 328-5575

       (b)  if to Berry, to:

                 Berry Petroleum Company
                 Attn:     Jerry V. Hoffman
                      President and Chief Executive Officer
                 28700 Hovey Hills Road
                 Post Office Bin X
                 Taft, California 93268

                 Facsimile No. (805) 769-8960
                 Confirmation No. (805) 769-8811
          with copies to:

                 Nordman, Cormany, Hair & Compton
                 Attn:     Laura K. McAvoy, Esq.
                 1000 Town Center Drive, Sixth Floor
                 Post Office Box 9100
                 Oxnard, California 93031-9100

                 Facsimile No. (805) 988-8387
                 Confirmation No. (805) 485-1000


or at such other address for a party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the party to whom it is directed upon actual receipt by such party (or its agents for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail. Any notice that is sent by telecopy shall be deemed to have been duly given to the party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notices delivered by telecopy shall promptly be mailed in the manner herein provided to the party to which such notice was given.

            11.12 Public Announcements. Without the prior express consent of Berry, neither Tannehill Oil nor any Partner shall make any public statements, including, without limitation, any press releases, with respect to this Agreement and the transactions contemplated hereby.

            11.13 Governing Law; Interpretation. This Agreement shall be construed in accordance with and governed by the laws of the State of California (regardless of the laws that might otherwise govern under applicable California principles of conflict of laws) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

            11.14 Jurisdiction. Any legal action or proceeding with respect to this Agreement may be brought in the federal or state courts for the County of Kern, in the State of California, and by execution and delivery of this Agreement, Berry and Tannehill hereby accept the jurisdiction of the aforesaid courts.

          IN WITNESS WHEREOF, Berry and Tannehill have caused this Agreement to be executed as of the date first above written.


BERRY PETROLEUM COMPANY,                TANNEHILL OIL COMPANY, a
a Delaware corporation                  California general partnership


By:  _____________________________      By:  BOYCE RESOURCE DEVELOPMENT
     Jerry V. Hoffman, President              COMPANY, a California corporation
     and Chief Executive Officer                   Managing General Partner


By:  _____________________________         By: ___________________________
     Kenneth A. Olson, Secretary              Albert G. Boyce, Jr., President
                                              and Secretary

BOYCE RESOURCE DEVELOPMENT            By:  HHB, INC., a California corporation
COMPANY, a California corporation          Managing General Partner


By:  ____________________________          By: ___________________________
     Albert G. Boyce, Jr., President           James L. Hinkle, President
     and Secretary                             and Secretary


                                   By:  PASO ENERGY, INC., a California
                                        corporation
                                        Managing General Partner

                                        By:  _____________________________
___________________________
Albert G. Boyce, Jr., as Trustee of          John W. Tannehill,President
Trust "B" Under Will of Albert G.            and Secretary
Boyce, Sr., Deceased


________________________________        ___________________________________
William J. Boyce                        Albert G. Boyce V


________________________________        ___________________________________
Mary K. Boyce                           John T. Hinkle

________________________________        ___________________________________
Bettianne H. Bowen                      James L. Hinkle


VERNIER RESOURCES CORPORATION,       GENERAL WESTERN, INC.
a Texas corporation                  a New Mexico corporation


By:  ___________________________        By: ______________________________
     Bettianne H. Bowen, President          James L. Hinkle, President
                                            and Secretary

By:  ___________________________
     Cheryl Bailey Harrison, Secretary


________________________________        __________________________________
Lisle Q. Tannehill                      Thomas H. Tannehill


________________________________        ________________________________
Gail Kay Tannehill, as Trustee of the   Delmar R. Archibald, as Trustee of the
Gail Kay Tannehill Family Trust,        Delmar R. Archibald Family Trust,
dated April 9, 1996                     dated June 22, 1982

________________________________        _________________________________
John W. Tannehill                       Joy A. Archibald, as Trustee of the
                                        Delmar R. Archibald Family Trust,
                                        dated June 22, 1982

Spousal Consents

     The undersigned, spouses of the Partners named in this Agreement, hereby consent to the terms and conditions of this Agreement and agree that their community property, if any, included in the Assets, as defined herein, is subject to this Agreement.


_________________________________       _________________________________


_________________________________       _________________________________


_________________________________       _________________________________

         EXHIBIT 1 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
   AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT AND REGULATION D PROMULGATED PURSUANT THERETO, NOR HAVE THE SECURITIES BEEN QUALIFIED IN ANY STATE IN RELIANCE UPON EXEMPTIONS FROM QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THE SECURITIES RECEIVED HEREBY MAY NOT BE RESOLD OR TRANSFERRED BY A SHAREHOLDER UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.


                         WARRANT CERTIFICATE

            For Purchase of Shares of Class A Common Stock

                                  of

                       BERRY PETROLEUM COMPANY

                          November 14, 1996


       THIS CERTIFIES THAT, for value received, TANNEHILL OIL COMPANY, a California general partnership ("Warrant Holder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase from BERRY PETROLEUM COMPANY, a Delaware corporation (the "Company"), one hundred thousand (100,000) fully paid and nonassessable shares (which number is hereinafter sometimes referred to as the "Initial Exercise Number") of Class A Common Stock, par value $.01 per share, of the Company (the "Common Stock"), upon presentation and surrender of this Warrant Certificate, together with a completed and executed Election to Purchase in the form attached hereto, at any time during the Exercise Period (as hereinafter defined), at the principal office of the Company and upon payment therefore to the Company of the purchase price by wire transfer, cash or certified check, in lawful money of the United States of America. The Initial Exercise Number shall be subject to adjustment as hereinafter set forth.

       This Warrant ("Warrant") is issued to the Warrant Holder in partial consideration for the transactions set forth in the Purchase and Sale Agreement (the "Agreement"), dated as of

November 14, 1996, by and between the Company, the Warrant Holder and the individual partners of the Warrant Holder.

       In certain contingencies provided for below, the number of shares of Common Stock subject to purchase hereunder or the purchase price thereof are subject to adjustment, but the shares of Common Stock of the Company subject to purchase hereunder are the shares of such stock of the Company as they may exist on the date of the exercise of this Warrant, whether or not the rights or interests represented by such shares are equivalent to the rights or interests represented by the shares of Common Stock of the Company authorized as of the date hereof.

       This Warrant is subject to the following terms and conditions:

       1. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable at the option of the holder hereof, in whole at any time, or in part from time to time (but not as to a fractional share of Common Stock) during the Exercise Period (as defined below). In the case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares purchasable hereunder. The term "Exercise Period" shall mean and refer to the period commencing on the date hereof and ending on November 8, 2003.

       2. Price. The purchase price for each share of Common Stock purchasable pursuant to the exercise of this Warrant (the "Exercise Price") shall be equal to the Market Value (as defined below), plus two dollars ($2.00) per share in funds of the United States of America (or shall be such other amount per share if and as adjusted as provided in Section 3 below). The term "Market Value" shall mean the average closing price per share of Class A Common Stock traded on the New York Stock Exchange for the twenty (20) trading days prior to the trading day before the closing of the transactions contemplated by the Agreement (the "Closing"). For example, assuming the respective closing prices of the Class A Common Stock for the twenty (20) trading days prior to Closing are as follows:

            10/15          $11-1/2        10/3      $11
            10/14          $11-1/2        10/2      $11-1/2
            10/11          $11-3/4        10/1      $11-3/4
            10/10          $11-3/4        9/30      $12
            10/9           $11-1/2        9/27      $12
            10/8           $11            9/26      $11-3/4
            10/7           $11-1/4        9/25      $11-1/2
            10/6           $11            9/24      $11-1/2
            10/5           $11-3/4        9/23      $11-1/4
            10/4           $11-1/2        9/22      $11-1/4

the aggregate total of the closing prices is 230 and the average closing price per share is equal to 11.5 (i.e., 230 / 20).

          3.   Adjustments to Exercise Price and Number of Shares.

            3.1 The Exercise Price and number of shares of Common Stock purchasable pursuant to the exercise of this Warrant shall be subject to adjustment from time to time as follows:

                 a. Adjustment for Combinations or Consolidations of Common Stock. In the event the Company, at any time after the date hereof (hereinafter referred to as the "Original Issue Date"), effects a subdivision or combination of its outstanding Common Stock into a greater or lesser number of shares, then and in each such event, the Exercise Price and the number of shares of Common Stock purchasable pursuant to the exercise of this Warrant shall be decreased or increased, respectively, proportionately.

                 b. Adjustment for Certain Dividends and Distributions. In the event the Company at any time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment to such number) of Common Stock issuable in payment of such dividend or distribution shall be deemed to be issued and outstanding as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date. In each such event, the Exercise Price shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price by a fraction,

            (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

            (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to paragraph 3.1(b) as of the time of actual payment of such dividends or distribution.

                 c. Adjustments for Reclassifications and for Other Dividends and Distributions. In the event the Company at any time after the Original Issue Date shall effect a reclassification of its Common Stock (other than one resulting in the issuance of additional shares of Common Stock) or shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution to its stockholders payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holder of this Warrant shall receive, upon exercise thereof, the securities of the Company which such holder would have received had this Warrant been exercised and the Common Stock issuable on exercise been received on the date of such event.

            3.2 Upon any adjustment of the Exercise Price and of the number of shares of Common Stock and, if applicable, other securities and property issuable upon exercise of this Warrant, pursuant to this Section 3, the Company, within twenty (20) days thereafter, shall cause to be prepared a certificate of the Chief Financial Officer of the Company setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation used.

            3.3  In case:

                 a. The Company shall authorize the issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

                 b. the Company shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in Common Stock); or

                 c. of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                 d. of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                 e. the Company proposes to take any other action which would require an adjustment of the Exercise Price or number or kind of shares issuable upon exercise of this Warrant, pursuant to this Section 3;

then the Company shall cause to be given to the registered holder of the outstanding Warrant at its address in the records of the Company at least thirty (30) calendar days (or fifteen (15) calendar days in any case specified in paragraph a or b above) prior to the applicable record date hereinafter specified, by first-class mail, postage prepaid, written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any rights, warrants or distribution are to be determined or
(ii) the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange the shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up.

            3.4 Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of the Warrant, the Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrant initially issued.

       4. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock, but will make a payment in cash based on the Exercise Price in effect at that time.

       5. Covenants of the Company. The Company covenants and agrees that all shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any stockholder and all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that during the Exercise Period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

       6. Restrictions on Transferability of Securities; Compliance with Securities Act.

            6.1 Restrictions on Transferability. This Warrant and shares of Common Stock issuable upon exercise of this Warrant are restricted shares and shall not be transferable, except upon the conditions specified in this Section 6, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). The holder of this Warrant shall cause any proposed transferee of this Warrant, or the shares of Common Stock issuable upon exercise of this Warrant held by that holder, to agree to take and hold those securities subject to the provisions and upon the conditions specified in this Section 6.

            6.2 Certain Definitions. As used in this Section 6, the term "Restricted Securities" means (i) the Warrants, (ii) the shares of Common Stock issuable or issued upon exercise of the Warrants, and (iii) any shares of Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of the Warrants or such shares of Common Stock.

            6.3 Restrictive Legend. Each certificate representing (i) the Warrants, (ii) shares of the Company's Common Stock issued upon exercise of the Warrants, or (iii) any other securities issued in respect of the Warrants or the Common Stock issued upon exercise of the

Warrants upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

       THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR HAVE THE SECURITIES BEEN QUALIFIED UNDER ANY STATE SECURITIES LAWS. ACCORDINGLY, THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER FEDERAL AND APPLICABLE STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM REGISTRATION AND QUALIFICATION ARE AVAILABLE.

                 Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received the opinion referred to in Section 6.4 to the effect that any transfer by such holder of the securities evidenced by such certificate will not violate the Securities Act and applicable state securities laws.

            6.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 6.4. Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144) by a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 6.3 above, except that such certificate shall not bear such restrictive legend if the opinion of counsel letter referred to above is to the further effect that such legend is not required in order to establish compliance with any provision of the Securities Act.

            6.5 Reports Under Securities Exchange Act of 1934. With a view to making available to the holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                 a. make and keep public information available (as provided in Rule 144) at all times;

                 b. file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"); and

                 c. furnish to any Holder so long as such Holder owns any of the Restricted Securities upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any holder of any rule or regulation of the Commission permitting the selling of any such Restricted Securities without registration.

       7. Exchange and Replacement of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an indemnity agreement or bond reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

       8. Rights Prior to Exercise of Warrant. Prior to the exercise of this Warrant, the holder of this Warrant shall not be entitled to any rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, as to those shares of Common Stock subject to this Warrant, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

       9. Notices. Any and all notices, demands, requests or other communications required or permitted by this Warrant or by law to be served on, given to or delivered to any party hereto by any other party to this Warrant shall be in writing and shall be deemed duly served, given or delivered upon delivery by facsimile transmission (confirmed by any of the methods that follow), by courier service (with proof of service), by hand delivery, or by certified or registered mail (return receipt requested and first-class postage prepaid) and addressed as follows:

     If to the Warrant Holder:               with copies to:

     Tannehill Oil Company                   Roger Coley, Esq.
     c/o Boyce Resource Development Co.      330 H Street, No. 7
     Attn:  Mr. Albert G. Boyce, Jr.         Bakersfield, California 93304
            Managing General Partner
     120 Manteca Avenue
     P.O. Box 871                            Facsimile No. (805) 327-9120
     Manteca, California  95336              Confirmation No. (805)328-5575
     Facsimile No. (209) 239-7886
     Confirmation No. (209) 239-4014

     If to the Company:                      with copies to:

     Berry Petroleum Company                 Nordman, Cormany, Hair & Compton
     28700 Hovey Hills Road                  Attn:     Laura K. McAvoy, Esq.
     Post Office Bin X                       1000 Town Center Drive, Sixth Floor
     Taft, California 93268                  Post Office Box 9100
     Attn: President                         Oxnard, California   93031-9100

     Facsimile No. (805) 769-8960            Facsimile No. (805) 988-8387
     Confirmation No. (805) 769-8811         Confirmation No. (805)485-1000


Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the party to which it is addressed at the close of business, local time of the recipient, on the third day after the day it is so placed in the mail. Either party may change their address for the purposes of this Warrant, by giving notice of the change, in the manner required by this Section, to the other party.

       10.  Successors.    This Warrant shall be binding upon and inure to the
benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns and shall be binding upon any person, firm, corporation or other entity to whom this Warrant and any shares of Common Stock issuable upon exercise hereof are transferred (even if in violation of the provisions of this Warrant) and the heirs, executors, personal representatives, successors and assigns of such person, firm, corporation or other entity.

       11. Governing Law. This Warrant shall be construed in accordance with and be governed by the laws of the State of Delaware, without regard to its conflict of laws principles.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officers.


                                     BERRY PETROLEUM COMPANY,
                                     a Delaware corporation

                                     By:  _______________________________
                                          Jerry V. Hoffman, President
                                          and Chief Executive Officer


                                     By:  _______________________________
                                          Kenneth A. Olson, Secretary

                           ELECTION TO PURCHASE


To: BERRY PETROLEUM COMPANY


     The undersigned owner of the accompanying Warrant hereby irrevocably exercises the option to purchase ___________ shares of Class A Common Stock in accordance with the terms of such Warrant, directs that the shares issuable and deliverable upon such purchase (together with any check for a fractional interest) be issued in the name of and delivered to the undersigned, and makes payment in full therefor at the Exercise Price provided in such Warrant.


COMPLETE FOR REGISTRATION OF SHARES OF COMMON STOCK ON THE STOCK TRANSFER RECORDS MAINTAINED BY BERRY PETROLEUM COMPANY:


_______________________________________________________________________
Name of Warrant Holder

_______________________________________________________________________
Address

_______________________________________________________________________

_______________________________________________________________________
Social Security or Other Identifying Number


Signature: __________________________________

Date: _______________________________________

      EXHIBIT 2 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
   AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NORDMAN, CORMANY, HAIR & COMPTON
Attn:  Laura K. McAvoy
1000 Town Center Drive, 6th Floor
Post Office Box 9100
Oxnard, California 93031-9100

MAIL TAX STATEMENTS TO:

BERRY PETROLEUM COMPANY
Attn: Jerry V. Hoffman, President
28700 Hovey Hills Road
Post Office Bin X
Taft, California  93268


Order No. KER 1125444                      A.P.N. 220-181-17-00-4
Escrow No. 1125444N                               220-181-18-00-7
                                                  220-191-03-00-6
                                                  220-181-24-00-4
                                                  220-181-09-00-1

                              GRANT DEED

     FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, JAMES L. HINKLE, as to an undivided 1.082875125% interest; GENERAL WESTERN, INC., a New Mexico corporation, as to an undivided 4.331500500% interest; VERNIER RESOURCES CORPORATION, a Texas corporation, as to an undivided 5.414375625% interest; JOHN T. HINKLE, as to an undivided 9.376932675% interest; ALBERT G. BOYCE, JR., as trustee of Trust "B" under the will of Albert G. Boyce, Sr., deceased, as to an undivided 15.776797915% interest; BOYCE RESOURCE DEVELOPMENT COMPANY, a California corporation, as to an undivided 13.120240000% interest; WILLIAM J. BOYCE, as to an undivided 13.120240000% interest; DELMAR R. ARCHIBALD AND JOY A. ARCHIBALD, trustees of the Delmar R. Archibald Family Trust, dated June 22, 1982, as to an undivided 2.885940000% interest; GAIL KAY TANNEHILL, as trustee of the Gail Kay Tannehill Family Trust, dated April 9, 1996, as to an undivided 3.60958375% interest; JOHN W. TANNEHILL, as to an undivided 3.60958375% interest; THOMAS H. TANNEHILL, as to an undivided 7.219167500% interest; LISLE Q. TANNEHILL, as to an undivided 7.219167500% interest; MARY K. BOYCE, as to an undivided 4.63551930500% interest; ALBERT G. BOYCE V, as to an undivided 4.635519305% interest; and BETTIANNE H. BOWEN, as to an undivided 3.96255705% interest, each hereby GRANTS to BERRY

PETROLEUM COMPANY, a Delaware corporation, the following described real property in the County of Kern, State of California:

            Parcel 1:

          That certain portion of the East half of the Northeast quarter of
          Section 33, Township 12 North, Range 24 West, S.B.B.M., described as Parcel 1 of Parcel Map 8297 in the unincorporated area of the County of Kern, State of California, as per Map recorded January 20, 1989 in Book 37, pages 134 and 135 of Parcel Maps, in the Office of the County Recorder of said County.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist on or prior to November 11, 1902.

          EXCEPTING AND RESERVING therefrom a royalty of four percent (4%) of all oil, gas and other hydrocarbon substances produced from zones lying below 4,500 feet below the surface of the above described parcel.

          Parcel 2:

          The East half of the Northeast quarter of Section 33, Township 12 North, Range 24 West, S.B.B.M., in the unincorporated area of the County of Kern, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist on or prior to November 11, 1902.

          EXCEPTING therefrom a portion of said land now known as Parcel 1 of Parcel Map no. 8297 recorded January 20, 1989 in Book 37, page 134 and 135 of Parcel Maps.

          EXCEPTING AND RESERVING therefrom a royalty of four percent (4%) of all oil, gas and other hydrocarbon substances produced from zones lying below 4,500 feet below the surface of the above described parcel.

          Parcel 3:

          The Northwest quarter of the Northwest quarter of Section 34, Township 12 North, Range 24 West, S.B.B.M., in the unincorporated area of the County of Kern, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist on or prior to May 13, 1901.

          EXCEPTING AND RESERVING therefrom a royalty of four percent (4%) of all oil, gas and other hydrocarbon substances produced from zones lying below 4,500 feet below the surface of the above described parcel.

Dated:  October 1, 1996

GENERAL WESTERN, INC.,               ___________________________________
a New Mexico corporation             James L. Hinkle

By: _____________________________   ___________________________________
    James L. Hinkle, President      John T. Hinkle
    and Secretary
                                    ____________________________________
BOYCE RESOURCE DEVELOPMENT          Albert G. Boyce, Jr., as Trustee of
COMPANY, a California corporation   Trust B under Will of Albert G. Boyce, Sr.,
                                    Deceased
By:  ______________________________
     Albert G. Boyce, Jr., President
     and Secretary                  ___________________________________
                                     William J. Boyce
VERNIER RESOURCES CORPORATION,
a Texas corporation
                                    ___________________________________
By:  __________________________     Delmar R. Archibald, as Trustee of
     Bettianne H. Bowen, President  the Delmar R. Archibald Family Trust,
                                    dated June 22, 1982

By:  ______________________________
     Cheryl Bailey Harrison, Secretary

___________________________________         ________________________________
Gail Kay Tannehill, as Trustee of the       Joy A. Archibald, as Trustee of the
Gail Kay Tannehill Family Trust,            Delmar R. Archibald Family Trust,
dated April 9, 1996                         dated June 22, 1982

__________________________________          ________________________________
Thomas H. Tannehill                         John W. Tannehill

__________________________________          ________________________________
Lisle Q. Tannehill                          Mary K. Boyce

______________________________________      ________________________________
Bettianne H. Bowen                          Albert G. Boyce V

STATE OF CALIFORNIA      )
                         )
       COUNTY OF ________)

On {DATE ___________________}, before me, {NOTARY NAME                   },
Notary Public, personally appeared {                    }, personally known to
me (or proved to me on the basis of satisfactory evidence) to be the person{s} whose name{s} {is/are} subscribed to the within instrument and acknowledged to me that {he/she/they} executed the same in {his/her/their} authorized capacit{y/ies}, and that by {his/her/their} signature{s} on the instrument the person{s}, or the entity upon behalf of which the person{s} acted, executed the instrument.

WITNESS my hand and official seal.

__________________________________



STATE OF CALIFORNIA      )
                         )
       COUNTY OF ________)

On {DATE ___________________}, before me, {NOTARY NAME                   },
Notary Public, personally appeared {                   }, personally known to
me (or proved to me on the basis of satisfactory evidence) to be the person{s} whose name{s} {is/are} subscribed to the within instrument and acknowledged to me that {he/she/they} executed the same in {his/her/their} authorized capacit{y/ies}, and that by {his/her/their} signature{s} on the instrument the person{s}, or the entity upon behalf of which the person{s} acted, executed the instrument.

WITNESS my hand and official seal.

__________________________________

  [Acknowledgements to be continued]

Tannehill Oil Company



                 STATEMENT OF TAX DUE UNDER PROVISIONS OF THE
                             DOCUMENTARY STAMP ACT
                                      and
        REQUEST THAT STAMPS NOT BE MADE A PART OF THE PERMANENT RECORD

TO:                           County Recorder
THE TAX DUE PURSUANT TO THE PROVISIONS OF THE DOCUMENTARY STAMP ACT ON THE
DEED, TRANSFER,  OR CONVEYANCE FROM:   James L. Hinkle; General Western, Inc.,
a New Mexico corporation; Vernier Resources Corporation, a Texas corporation; John T. Hinkle; Albert G. Boyce, Jr., as Trustee of Trust "B" under the Will of Albert G. Boyce, Sr., Deceased; Boyce Resource Development Company, a California corporation; William J. Boyce; Delmar R. Archibald and Joy A. Archibald, Trustees of the Delmar R. Archibald Family Trust, dated June 22, 1982; Gail Kay Tannehill, as Trustee of the Gail Kay Tannehill Family Trust, dated April 9, 1996; John W. Tannehill; Thomas H. Tannehill; Lisle Q. Tannehill; Mary K.
Boyce; Albert G. Boyce V; and Bettianne H. Bowen

                       [Name of Grantor(s) or Lessor(s)]


TO:                   Berry Petroleum Company
                [Name of Grantee(s) or Lessee(s)]



OF THE FOLLOWING BRIEFLY DESCRIBED REAL PROPERTY:    T12N, R24W, Section 33
        APNs 220-181-17-00-4;   220-181-18-00-7; 220-191-03-00-6;
             220-181-24-00-4; 220-181-09-00-1



Amounts to:  $________________               Amounts to: $___________________
(X)  Unincorporated Area                     ( )  City of ___________________
(X)  Computed on full value                  ( )  Computed on full value
( )  Computed on full value LESS liens       ( )  Computed on full value LESS
     and encumbrances remaining                   liens and encumbrances
                                                  remaining


Documentary Transfer Tax $____________
Computed on full value of property
conveyed

     Tannehill Oil Company


     By: ____________________________


Affix transfer Tax Stamp Here      Stamp Reserved for Recorder's Coding Stamp

Date: ______________________       By:_________________________________

                                   Title:______________________________

AFTER THE PERMANENT RECORD IS MADE, THIS DOCUMENT WILL BE ATTACHED TO THE CONVEYING DOCUMENT AND RETURNED TO THE PARTY ENTITLED THERETO. A COPY WILL BE MADE AND PLACED ON FILE FOR AUDITING PURPOSES.

        EXHIBIT 3 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
  BY AND BETWEEN BERRY PETROLEUM COMPANY AND TANNEHILL OIL COMPANY,
               A CALIFORNIA GENERAL PARTNERSHIP, ET AL.

                             BILL OF SALE


       FOR VALUABLE CONSIDERATION, TANNEHILL OIL COMPANY, a California general partnership ("Tannehill Oil"), and Boyce Resource Development Company, a California corporation; Albert G. Boyce, Jr., as Trustee of Trust "B" Under the Will of Albert G. Boyce, Sr., Deceased; William J. Boyce; Albert G. Boyce V; Mary K. Boyce; John T. Hinkle; Bettianne H. Bowen; Vernier Resources Corporation, a Texas corporation; James L. Hinkle; General Western, Inc., a New Mexico corporation; Delmar R. Archibald and Joy A. Archibald, Trustees of the Delmar R. Archibald Family Trust, dated June 22, 1982; Lisle Q. Tannehill; John
W. Tannehill; Gail Kay Tannehill, as Trustee of the Gail Kay Tannehill Family Trust, dated April 9, 1996; and Thomas H. Tannehill, all acting as partners of Tannehill Oil and individually, jointly and severally ("Partners"), with Tannehill Oil and the Partners collectively referred to herein as "Seller," hereby grants, bargains, transfers and sells to BERRY PETROLEUM COMPANY, a Delaware corporation ("Buyer"), the personal property listed on Schedule A, attached hereto and incorporated herein by this reference as though set forth in full (the "Personal Property").

     Seller represents and warrants to Buyer that it is the lawful owner of and holds good and marketable title to the Personal Property, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of all liens, pledges, charges or encumbrances of any nature whatsoever. Seller and Seller's successors and assigns shall warrant and defend Seller's good and marketable title to the Personal Property and Seller's right to sell the same against the lawful claims and demands of all persons whomsoever.

     Buyer acknowledges and agrees that it will purchase the Personal Property AS IS and WHERE IS. Seller makes no representations or warranties regarding the suitability of the Personal Property for any particular use.

     DATED this 1st day of October, 1996.


                              BERRY PETROLEUM COMPANY,
                              a Delaware corporation

                              By:  _____________________________________
                                   Jerry V. Hoffman, President
                                   and Chief Executive Officer


                              By:  _____________________________________
                                   Kenneth A. Olson, Secretary
                                                                  "Buyer"

TANNEHILL OIL COMPANY, a California        GENERAL WESTERN, INC.,
general partnership                        a New Mexico corporation

By: Boyce Resource Development Company   By: _______________________________
    a California corporation                 James L. Hinkle, President
    Managing General Partner                 and Secretary

     By:  __________________________       VERNIER RESOURCES CORPORATION,
          Albert G. Boyce, Jr.             a Texas Corporation
          President and Secretary

By:  HHB, Inc., a California            By: ________________________________
     corporation                             Bettianne H. Bowen, President
     Managing General Partner
                                        By:  ________________________________
                                             Cheryl Bailey Harrison, Secretary

     By:  __________________________       _________________________________
          James L. Hinkle, President       James L. Hinkle
          and Secretary

By:  Paso Energy, Inc., a California       _________________________________
     corporation                           John T. Hinkle
     Managing General Partner
                                      ___________________________________
                                      Albert G. Boyce, Jr., as Trustee of Trust
   By:  __________________________      B under Will of Albert G. Boyce, Sr.,
        John W. Tannehill, President    Deceased
          and Secretary
                                        ____________________________________
                                        William J. Boyce

______________________________________      _______________________________
Delmar R. Archibald, as Trustee of the      Joy A. Archibald, as Trustee of the
Delmar R. Archibald Family Trust, dated     Delmar R. Archibald Family Trust,
June 22, 1982                               dated June 22, 1982

______________________________________  ____________________________________
Gail Kay Tannehill, as Trustee of the   John W. Tannehill
Gail Kay Tannehill Family Trust,
dated April 9, 1996                      ____________________________________
                                         Thomas H. Tannehill

______________________________________   ____________________________________
Lisle Q. Tannehill                       Mary K. Boyce

______________________________________   ____________________________________
Bettianne H. Bowen                       Albert G. Boyce V
                                                                     "Seller"

                              SCHEDULE A
                             TO EXHIBIT 3



       BILL OF SALE ATTACHED TO AND MADE A PART OF THAT CERTAIN
         PURCHASE AND SALE AGREEMENT, DATED NOVEMBER 8, 1996,
              BY AND BETWEEN BERRY PETROLEUM COMPANY AND
                    TANNEHILL OIL COMPANY, ET AL.

       EXHIBIT 4 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NORDMAN, CORMANY, HAIR & COMPTON
Attn:  Laura K. McAvoy, Esq.
1000 Town Center Drive, 6th Floor
Post Office Box 9100
Oxnard, California 93031-9100


MAIL TAX STATEMENTS TO:
Berry Petroleum Company
Jerry V. Hoffman, President
28700 Hovey Hills Road
Post Office Bin X
Taft, California 93265



                                             A.P.N. 220-181-17-00-4
                                                    220-181-18-00-7
                                                    220-191-03-00-6
                                                    220-181-24-00-4
                                                    220-181-09-00-1

     ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND CONTRACTS


     THIS ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND CONTRACTS ("Assignment"), dated and effective as of 12:01 a.m. Pacific Standard Time, on October 1, 1996 (the "Effective Date"), is from TANNEHILL OIL COMPANY, a California general partnership, and those individuals and entities listed on Schedule A hereto (collectively, "Assignor"), whose address is 29091 Highway 33, Maricopa, California 93252, P.O. Box 98, Taft, California 93268, to BERRY PETROLEUM COMPANY, a Delaware corporation ("Assignee"), whose address is 28700 Hovey Hills Road, Post Office Bin X, Taft, California 93268.

     1. Assignment. For the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby transfers, grants, bargains, conveys and assigns to Assignee, effective for all purposes as of the Effective Date, subject to the terms and conditions set forth in that certain Purchase and Sale Agreement dated November 8, 1996, by and between Berry Petroleum Company and Tannehill Oil Company, et al. ("Purchase and Sale Agreement"), and subject to all contracts, agreements, encumbrances and other matters to which the following assets are subject as of the Effective Date, all of Assignor's right, title and interest in and to the interests and rights described in Schedule B to this Assignment (hereinafter collectively called and referred to as the "Assets") and all other rights, privileges, obligations, benefits and powers conferred upon the owner or holder of the Assets.

     2. Assumptions. Assignee hereby assumes and agrees to pay, perform and discharge its obligations under the Assets, and the agreements, associated contracts and other burdens pertaining thereto, which accrue and relate to, or are based upon or arise out of, events occurring after the Effective Date, all in accordance with the terms of the Purchase and Sale Agreement.

     3. Further Assurances. The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Assignment. So long as authorized by applicable law so to do, Assignor hereby agrees to execute, acknowledge and deliver to Assignee all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey, transfer and assign to Assignee the Assets conveyed hereby or intended so to be.

     4. Schedules. Reference is made to Schedules A and B attached hereto and made a part hereof for all purposes. Reference in such Schedules to instruments on file or recorded in the public records are made for all purposes.

     5. Headings. Headings are included in this Assignment for convenience of reference and shall in no way define, limit, extend, or describe the scope or intent of any provision of this Assignment.

     6. Successors and Assigns. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     7. Multiple Counterparts. This Assignment may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts shall constitute but one assignment.

     8. Recordation. To facilitate recording or filing of this Assignment, each counterpart filed with a federal or state agency or office may contain only those portions of Schedules A and B that describe property under the jurisdiction of that agency or office. Assignor and Assignee have each retained a counterpart of this Assignment with complete Schedules A and B. Another counterpart of this Assignment with complete Schedules A and B shall be recorded in the official real property records of Kern County, California.

     9. Governing Law. The provisions of this Assignment shall be governed by and construed in accordance with the laws of the State of California, excluding any conflicts of law, rule or principle that might refer same to the laws of another jurisdiction.

TANNEHILL OIL COMPANY, a California     GENERAL WESTERN, INC.,
general partnership                     a New Mexico corporation

By:  Boyce Resource Development         By: _______________________________
     Company, a California corporation      James L. Hinkle, President
     Managing General Partner               and Secretary

     By:  __________________________
          Albert G. Boyce, Jr.,
          President and Secretary       VERNIER RESOURCES CORPORATION,
                                        a Texas Corporation
By:  HHB, Inc., a California
     corporation                        By: _______________________________
     Managing General Partner               Bettianne H. Bowen, President

     By:  __________________________    By: _______________________________
          James L. Hinkle, President        Cheryl Bailey Harrison, Secretary
          and Secretary

By:  Paso Energy, Inc., a California    ___________________________________
     corporation                        John T. Hinkle
     Managing General Partner
                                        __________________________________
     By:  __________________________    James L. Hinkle
          John W. Tannehill, President
          and Secretary            ____________________________________
                                   Albert G. Boyce, Jr., as Trustee of Trust B
_______________________________    under Will of Albert G. Boyce, Sr., Deceased
William J. Boyce

_____________________________________       ________________________________
Delmar R. Archibald, as Trustee of the      Joy A. Archibald, as Trustee of the
Delmar R. Archibald Family Trust, dated     Delmar R. Archibald Family Trust,
June 22, 1982                               dated June 22, 1982

______________________________________      ________________________________
Gail Kay Tannehill, as Trustee of the       John W. Tannehill
Gail Kay Tannehill Family Trust,
dated April 9, 1996                         ________________________________
                                            Thomas H. Tannehill

______________________________________      ________________________________
Lisle Q. Tannehill                          Mary K. Boyce

______________________________________      ________________________________
Bettianne H. Bowen                          Albert G. Boyce V

                                                                 "Assignor"


                                 BERRY PETROLEUM COMPANY,
                                 a Delaware corporation

                                 By:  ________________________________
                                      Jerry V. Hoffman, President

                                 By:  ________________________________
                                      Kenneth A. Olson, Secretary


                                                                 "Assignee"

                              SCHEDULE A
                             TO EXHIBIT 4


       ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND OTHER
               CONTRACTS ATTACHED TO AND MADE A PART OF
               THAT CERTAIN PURCHASE AND SALE AGREEMENT
                       DATED NOVEMBER 8, 1996,
              BY AND BETWEEN BERRY PETROLEUM COMPANY AND
                    TANNEHILL OIL COMPANY, ET AL.
                        (UNRECORDED DOCUMENTS)


                              ASSIGNORS


       1.   JAMES L. HINKLE

       2.   JOHN T. HINKLE

       3.   VERNIER RESOURCES CORPORATION, a Texas corporation

       4.   GENERAL WESTERN, INC., a New Mexico corporation

       5.   DELMAR R. ARCHIBALD FAMILY TRUST

       6.   LISLE Q. TANNEHILL

       7.   JOHN W. TANNEHILL

       8.   THOMAS H. TANNEHILL

       9.   GAIL KAY TANNEHILL FAMILY TRUST

       10.  TRUST B UNDER WILL OF ALBERT G. BOYCE, SR., DECEASED

       11.  BOYCE RESOURCE DEVELOPMENT COMPANY, a California corporation

       12.  WILLIAM J. BOYCE

       13.  MARY K. BOYCE

       14.  BETTIANNE H. BOWEN

       15.  ALBERT G. BOYCE V

                            SCHEDULE B TO
                              EXHIBIT 4


       ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND OTHER
               CONTRACTS ATTACHED TO AND MADE A PART OF
               THAT CERTAIN PURCHASE AND SALE AGREEMENT
                       DATED NOVEMBER 8, 1996,
              BY AND BETWEEN BERRY PETROLEUM COMPANY AND
                    TANNEHILL OIL COMPANY, ET AL.
                        (UNRECORDED DOCUMENTS)


  1. Paved Road Maintenance Letter from Texaco to San Joaquin Valley Air Pollution Control District dated 9-23-92.

  2. Oil Sales Agreement between Texaco Trading & Transportation (purchase no. 16P85) and Tannehill Oil Company dated 6-13-88.

  3. Oil Sales Agreement between Koch (lease no. 20390) and Tannehill Oil Company dated 11-9-90 and Amended 2-2-96.

  4. Oil Sales Agreement between Koch (lease no. 28572) and Tannehill Oil Company, 90 day contract.

  5. Waste Water Disposal Agreement between Oxy U.S.A., Inc. and Tannehill Oil Company dated 6-1-90.

  6. Water District Agreement No. 8 between West Kern Water District and Tannehill Oil Company dated 5-17-83.

  7. Water District Agreement No. 9 between West Kern Water District and Tannehill Oil Company dated 1-13-87.

  8. Easement and Right-of-Way Pipeline Agreement by and between Texaco Inc., as Grantor and Mobil Exploration and Production U.S. Inc., as Grantee dated September 5, 1990. (CAMCL02221)

  9. Private Road Easement and Right-of-Way Agreement by and between Texaco Inc., as Grantor and Oxy U.S.A. Inc., as Grantee dated November 28, 1988. (CAMCLO2225)

  10. Private Road Easement and Right-of-Way by and between Texaco Inc., as Grantor and Berry Petroleum Company, as Grantee dated January 3, 1989. (CAMCLO1009)

  11. Private Road Easement and Right-of-Way by and between Texaco Inc., as Grantor and Berry Petroleum Company, as Grantee dated January 3, 1989. (CAMCLO1010)

  12. Roadway Easement by and between Texaco Inc., as Grantor and Chevron U.S.A. Inc., as Grantee dated December 22, 1988. (CAMCLO2223)

  13. Road Right-of-Way and Easement by and between Texaco Inc., as Grantor and Chalk Cliff Ltd., as Grantee dated September 8, 1988.

  14. Road Maintenance Agreement between Berry Petroleum Company, as Grantor and Exxon Corporation, as Grantee dated September 8, 1988. (CAMCL01110)

  15. Roadway Agreement by and between Texaco, as Grantor and Monarch Cogeneration, as Grantee dated April 13, 1987.

  16. Pipeline Lease Agreement from Texaco Inc., as Lessor to Tannehill Oil Company, as Lessee dated June 16, 1993.

  17. Road Right-of-Way for Cogeneration (from Hwy 33) between Oxy, as Grantor and Tannehill Oil Company, as Grantee dated October 15, 1984.

  18. Pipeline Right-of-Way between The Texas Company (Texaco), as Grantor, and Union Oil Company of California, as Grantee dated May 15, 1953. (CAMCL02229)

  19. Pipeline License Agreement between Shell Western E&P Inc., as Licensor, and Tannehill Oil Company, as Licensee dated June 9, 1993.

  20. Pipeline License Agreement between Mobil Exploration & Producing U.S. Inc., as Licensor and Tannehill Oil Company, as Licensee dated May 11, 1993. (CAMCL02153)

  21. Pipeline License Agreement between Shell Western E&P Inc., as Licensor and Tannehill Oil Company, as Licensee dated April 13, 1993.

  22. Pipeline Easement between Oxy U.S.A. Inc., as Grantor and Tannehill Oil Company, as Grantee dated June 1, 1993.

  23. Consent to Pipeline Easement (BDT) between Oxy U.S.A. Inc., First Party and South Midway BDT Service Pipeline System and Berry Petroleum Company, as Operator dated July 23, 1992. (CAMCL02057)

  24. Pipeline License Agreement (BDT) between Mobil Exploration & Producing U.S. Inc., South Midway BDT Service Pipeline System and Berry Petroleum Company, as Operator dated February 1, 1992. (CAMCL02057)

  25. Pipeline License Agreement (BDT) between Texaco Exploration and Production Inc., and South Midway BDT Service Pipeline System, and Berry Petroleum Company, as Operator dated March 20, 1992. (CAMCL02058)

  26. Pipeline License Agreement (BDT) between Fredric McCleery, as Grantor and Berry Petroleum Company, Chalk Cliff Limited, and Tannehill Oil Company, Grantee dated March 16, 1992. (CAMCL02060)

  27. Consent to Pipeline Easement (BDT) between Oxy U.S.A. Inc., South Midway BDT Service Pipeline System and Berry Petroleum Company dated July 23, 1992 for Nancy Snyder R-O-W dated March 11, 1992. (CAMCL01180)

  28. Pipeline License Agreement (BDT) between Nancy M. Snyder, as Grantor and Berry Petroleum Company, Chalk Cliff Limited, and Tannehill Oil Company, as Grantee dated March 11, 1992. (CAMCL01180)

  29. Consent to Pipeline Easement (BDT) between Oxy U.S.A. Inc., First Party and South Midway BDT Service Pipeline System, and Berry Petroleum Company, Operator dated July 23, 1992 for Masonic Homes of California R-O-W dated March 13, 1992. (CAMCL02116)

  30. Pipeline License Agreement (BDT) between Betsy M. Vetter, as Grantor and Berry Petroleum Company, Chalk Cliff Limited, and Tannehill Oil Company, as Grantee dated March 13, 1992. (CAMCL02116)

  31. Consent to Pipeline Easement (BDT) between Oxy U.S.A. Inc., First Party and South Midway BDT Service Pipeline System, and Berry Petroleum Company, Operator dated July 23, 1992 for Betsy M. Vetter R-O-W dated March 3, 1992. (CAMCL02117)

  32. Pipeline License Agreement (BDT) between Masonic Homes of California, as Grantor and Berry Petroleum Company, Chalk Cliff Limited, and Tannehill Oil Company, as Grantee dated March 3, 1992. (CAMCL02117)

  33. Pipeline License Agreement (BDT) between Oxy U.S.A. Inc, as Grantor and Berry Petroleum Company, Chalk Cliff Limited, and Tannehill Oil Company, as Grantee dated May 20, 1991. (CAMCL02149)

  34. Pipeline License Agreement (BDT) between James F. Thacher, successor in title to John L. Bradley, as Licensor and South Midway BDT Pipeline System, as Licensee dated March 31, 1992. (CAMCL02056)

  35. Pole Line Easement between Hinkle Resources, et al., as Grantor and Pacific Gas and Electric Company, as Grantee dated September 15, 1984.

  36. Surface Lease Agreement between Tannehill Oil Company, as Lessor and Berry Petroleum Company, as Lessee, dated June 23, 1993. (CAMCL02151)

  37. Agreement for a 6" steam line and 4" water line between Shell Western E&P Inc., as Grantor and Tannehill Oil Company, as Grantee dated May 14, 1990.

  38. Letter regarding a right-of-way for a 3" water disposal line and a 6" steam line, to Mobil Exploration & Producing Inc. from Tannehill Oil Company (Russell Goff) dated April 12, 1990. (CAMCL01048)

  39. Pipeline License Agreement between Mobil Exploration & Producing Inc., as Grantor and Tannehill Oil Company, as Grantee with Berry Petroleum Company's consent, dated May 29, 1990. (CAMCL01048)

  40. Pipeline License Agreement between Tannehill Oil Company, as Licensor and Berry Petroleum Company, as Licensee dated August 9, 1995. (CAMCL02187)

  41. Pipeline License Agreement between Berry Petroleum Company, as Grantor to Tannehill Oil Company, as Grantee dated June 23, 1993. (CAMCL02142)

  42. Easement between Tannehill Oil Company, as Licensor and Mobil Exploration & Producing, Inc. as Licensee dated September 1, 1993.

  43. Temporary Access Agreement between Tannehill Oil Company, as Grantor and Mobil Exploration & Producing, Inc., as Grantee dated June 27, 1991.

  44. Phone Line Right-of-Way between Mobil Exploration & Production Inc., as Grantor and Tannehill Oil Company, as Grantee dated August 1993.

  45. Agreement (BDT) between Solar Cogeneration, Southwest Contractors and Tannehill Oil, dated February 1992.

  46. License Agreement between Monarch Cogeneration 1986-1, as Licensor and AWAM Petroleum Inc., and Albert G. Boyce, Jr., as Licensee and Southwest Contractors, as Contractor, (unsigned draft only), dated February 19, 1993.

  47. Lease Agreement between Texaco Trading & Transportation Inc., as Lessor and Tannehill Oil Company, as Lessee dated June 16, 1993.

  48. Waste Water Pipeline R-O-W between Texaco Producing Inc., as Grantor and Chalk Cliff Cogeneration, as Grantee, not dated or signed, status unknown. (CAMCL02222)

  49. Road R-O-W Agreement by and between Texaco, Inc., as Grantor and Chalk Cliff Limited, as Grantee, dated December 12, 1988. (CAMCL02224)

  50. Pipeline R-O-W Agreement by and between Texaco, Inc., as Grantor and Berry Holding Company, as Grantee dated May 24, 1982. (CAMCL01139)

  51. Private Road by and between Texaco, Inc., as Grantor and Exxon Corporation, as Grantee dated June 27, 1988. (CAMCL02228)

  52. Pipeline R-O-W Agreement by and between Texaco, Inc., as Grantor and Berry Holding Company, as Grantee dated October 27, 1966. (CAMCL01076)

  53. Pipeline Agreement by and between Texaco, Inc., as Grantor and Socony Mobil Oil Company, as Grantee dated April 28, 1965. (CAMCL02226)

  54. Pole Line R-O-W by and between The Texas Company, as Grantor and Standard Oil Company of California, as Grantee dated May 11, 1955. (CAMCL02227)

  55. Power and Pole Line Agreement by and between the Texas Company, as Grantor and Pacific Gas and Electric Company, as Grantee dated August 8, 1944. (CAMCL02230)

  56. Pipeline Agreement by and between the Texas Company, as Grantor and Standard Oil Company of California, as Grantee dated January 23, 1939. (CAMCL02231)

  57. Pipeline Agreement by and between The Texas Company, as Grantor and Standard Oil Company of California, as Grantee dated November 23, 1937. (CAMCL02232)

  58. Pipeline Agreement by and between The Texas Company, as Grantor and Standard Gasoline Company, as Grantee dated August 14, 1936. (CAMCL02233)

  59. Water Pipeline Agreement by and between The Texas Company, as Grantor and Western Water Company, as Grantee dated January 13, 1936. (CAMCL02234)

  60. A Right-of-Way between Albert G. Boyce, Jr., et al. and Security Pacific Leasing Corporation dated August 24, 1994.

  61. A Right-of-Way between Tannehill Oil Company and Security Pacific Leasing Corporation dated August 24, 1994.

  62. An Easement between Tannehill Oil Company and Security Pacific Leasing Corporation dated August 26, 1994.

  63. An Agreement governing the Joint Venture for the Kern River-Mojave Pipeline Lateral among Mobil Oil Corporation, Berry Petroleum
       Company, Chalk Cliff Limited and Tannehill Oil Company dated December 2, 1991.

  64. An Agreement governing the Joint Venture for the South Midway BDT Service Pipeline System among Berry Petroleum Company, Chalk Cliff Limited and Tannehill Oil Company dated January 8, 1992.

  65. An interruptible Transportation Agreement between Mojave Pipeline Operating Company, as Transporter and Tannehill Oil Company, as Shipper, dated March 1, 1995.

         EXHIBIT 5 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NORDMAN, CORMANY, HAIR & COMPTON
Attn:  Laura K. McAvoy, Esq.
1000 Town Center Drive, 6th Floor
Post Office Box 9100
Oxnard, California 93031-9100


MAIL TAX STATEMENTS TO:
Berry Petroleum Company
Jerry V. Hoffman, President
28700 Hovey Hills Road
Post Office Bin X
Taft, California 93265



                                             A.P.N. 220-181-17-00-4
                                                    220-181-18-00-7
                                                    220-191-03-00-6
                                                    220-181-24-00-4
                                                    220-181-09-00-1

     ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND CONTRACTS



     THIS ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND CONTRACTS ("Assignment"), dated and effective as of 12:01 a.m. Pacific Standard Time, on October 1, 1996 (the "Effective Date"), is from TANNEHILL OIL COMPANY, a California general partnership, and those individuals and entities listed on Schedule A hereto (collectively, "Assignor"), whose address is 29091 Highway 33, Maricopa, California 93252, P.O. Box 98, Taft, California 93268 to BERRY PETROLEUM COMPANY, a Delaware corporation ("Assignee"), whose address is 28700 Hovey Hills Road, Post Office Bin X, Taft, California 93268.

     1. Assignment. For the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby transfers, grants, bargains, conveys and assigns to Assignee, effective for all purposes as of the Effective Date, subject to the terms and conditions set forth in that certain Purchase and Sale Agreement dated November 8, 1996, by and between Berry Petroleum Company and

Tannehill Oil Company et al. ("Purchase and Sale Agreement"), and subject to all contracts, agreements, encumbrances and other matters to which the following assets are subject as of the Effective Date, all of Assignor's right, title and interest in and to the interests and rights described in Schedule B to this Assignment (hereinafter collectively called and referred to as the "Assets") and all other rights, privileges, obligations, benefits and powers conferred upon the owner or holder of the Assets.

     2. Assumptions. Assignee hereby assumes and agrees to pay, perform and discharge its obligations under the Assets, and the agreements, associated contracts and other burdens pertaining thereto, which accrue and relate to, or are based upon or arise out of, events occurring after the Effective Date, all in accordance with the terms of the Purchase and Sale Agreement.

     3. Further Assurances. The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Assignment. So long as authorized by applicable law so to do, Assignor hereby agrees to execute, acknowledge and deliver to Assignee all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey, transfer and assign to Assignee the Assets conveyed hereby or intended so to be.

     4. Schedules. Reference is made to Schedules A and B attached hereto and made a part hereof for all purposes. Reference in such Schedules to instruments on file or recorded in the public records are made for all purposes.

     5. Headings. Headings are included in this Assignment for convenience of reference and shall in no way define, limit, extend, or describe the scope or intent of any provision of this Assignment.

     6. Successors and Assigns. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     7. Multiple Counterparts. This Assignment may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts shall constitute but one assignment.

     8. Recordation. To facilitate recording or filing of this Assignment, each counterpart filed with a federal or state agency or office may contain only those portions of Schedules A and B that describe property under the jurisdiction of that agency or office. Assignor and Assignee have each retained a counterpart of this Assignment with complete Schedules A and B. Another counterpart of this Assignment with complete Schedules A and B shall be recorded in the official real property records of Kern County, California.

     9. Governing Law. The provisions of this Assignment shall be governed by and construed in accordance with the laws of the State of California, excluding any conflicts of law, rule or principle that might refer same to the laws of another jurisdiction.


TANNEHILL OIL COMPANY, a California     GENERAL WESTERN, INC.,
general partnership                     a New Mexico corporation

By:  Boyce Resource Development         By: ________________________________
     Company, a California corporation      James L. Hinkle, President
     Managing General Partner                and Secretary

     By:  __________________________
          Albert G. Boyce, Jr.,
          President and Secretary
                                   VERNIER RESOURCES CORPORATION,
                                   a Texas Corporation
By:  HHB, Inc., a California
     corporation                        By: _______________________________
     Managing General Partner               Bettianne H. Bowen, President

     By:  __________________________    By: _______________________________
          James L. Hinkle, President        Cheryl Bailey Harrison, Secretary
          and Secretary

By:  Paso Energy, Inc., a California    ________________________________
     corporation                        John T. Hinkle
     Managing General Partner
                                        ________________________________
     By:  __________________________    James L. Hinkle
          John W. Tannehill, President
          and Secretary            __________________________________
                                   Albert G. Boyce, Jr., as Trustee of Trust B
                                   under Will of Albert G. Boyce, Sr., Deceased
______________________________________
William J. Boyce

______________________________________     ______________________________
Delmar R. Archibald, as Trustee of the     Joy A. Archibald, as Trustee of the
Delmar R. Archibald Family Trust, dated    Delmar R. Archibald Family Trust,
June 22, 1982                              dated June 22, 1982

______________________________________    ______________________________
Gail Kay Tannehill, as Trustee of the     John W. Tannehill

Gail Kay Tannehill Family Trust,
dated April 9, 1996                    ____________________________________
                                       Thomas H. Tannehill

_________________________________       ___________________________________
Lisle Q. Tannehill                      Mary K. Boyce

_________________________________       ___________________________________
Bettianne H. Bowen                      Albert G. Boyce V

                                                         "Assignor"



                                   BERRY PETROLEUM COMPANY,
                                   a Delaware corporation

                                   By:  ________________________________
                                        Jerry V. Hoffman, President

                                   By:  ________________________________
                                        Kenneth A. Olson, Secretary


                                                         "Assignee"

                            SCHEDULE A
                           TO EXHIBIT 5

       ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND OTHER
               CONTRACTS ATTACHED TO AND MADE A PART OF
               THAT CERTAIN PURCHASE AND SALE AGREEMENT
                       DATED NOVEMBER 8, 1996,
              BY AND BETWEEN BERRY PETROLEUM COMPANY AND
                    TANNEHILL OIL COMPANY, ET AL.
                         (RECORDED DOCUMENTS)

                              ASSIGNORS


       1.   JAMES L. HINKLE

       2.   JOHN T. HINKLE

       3.   VERNIER RESOURCES CORPORATION, a Texas corporation

       4.   GENERAL WESTERN, INC., a New Mexico corporation

       5.   DELMAR R. ARCHIBALD FAMILY TRUST

       6.   LISLE Q. TANNEHILL

       7.   JOHN W. TANNEHILL

       8.   THOMAS H. TANNEHILL

       9.   GAIL KAY TANNEHILL FAMILY TRUST

       10.  TRUST B UNDER WILL OF ALBERT G. BOYCE, SR., DECEASED

       11.  BOYCE RESOURCE DEVELOPMENT COMPANY, a California corporation

       12.  WILLIAM J. BOYCE

       13.  MARY K. BOYCE

       14.  BETTIANNE H. BOWEN

       15.  ALBERT G. BOYCE V

                              SCHEDULE B TO
                                EXHIBIT 5


       ASSIGNMENT OF LEASES, RIGHTS OF WAY, EASEMENTS AND OTHER
               CONTRACTS ATTACHED TO AND MADE A PART OF
               THAT CERTAIN PURCHASE AND SALE AGREEMENT
                       DATED NOVEMBER 8, 1996,
              BY AND BETWEEN BERRY PETROLEUM COMPANY AND
                    TANNEHILL OIL COMPANY, ET AL.
                         (RECORDED DOCUMENTS)


1. A premises Lease dated August 15, 1994, between Albert G. Boyce, Jr. as Trustee of Trust B under Will of Albert G. Boyce, Sr., et. al., as Lessor and Security Pacific Leasing Corporation as Lessee, recorded August 26, 1994 in Book 7079, Page 2007, Official Records.

2. Agreement for the Sale and Delivery of Oil Between Monte Cristo Oil and Development Company and Standard Oil Company, recorded March 18, 1910 in Book 21, Page 139 of Agreements.

3.   Memorandum of Operating Agreement between Tannehill Oil Company and Delmar
     R. Archibald, et. al., for the production of oil and gas, recorded August 18, 1992 in Book 6715, Page 661, Official Records.

4. Road Agreement between Oxy USA, Inc. and Tannehill Oil Company, recorded December 27, 1988 in Book 6194, Page 1339, Official Records.

5. Road Right of Way Agreement between Oxy U.S.A. Inc. and Monarch Co-Generation 1986-1, a California limited partnership, recorded December 27, 1988 in Book 6194, Page 1351, Official Records.

6. Grant of Easement between Masonic Homes of California, a corporation and Tannehill Oil Company, recorded March 6, 1985 in Book 5740, Page 170, Official Records.

     Tannehill Oil Company



                 STATEMENT OF TAX DUE UNDER PROVISIONS OF THE
                             DOCUMENTARY STAMP ACT
                                      and
        REQUEST THAT STAMPS NOT BE MADE A PART OF THE PERMANENT RECORD


TO:                                            Kern County Recorder


THE TAX DUE PURSUANT TO THE PROVISIONS OF THE DOCUMENTARY STAMP ACT ON THE DEED, TRANSFER, OR CONVEYANCE FROM: Tannehill Oil Company, a California general partnership, James L. Hinkle; John T. Hinkle; Vernier Resources Corporation, a Texas corporation; General Western, Inc., a New Mexico corporation; Delmar R. Archibald Family Trust; Lisle Q. Tannehill; John W. Tannehill; Thomas H. Tannehill; Gail Kay Tannehill Family Trust; Trust B under Will of Albert G. Boyce, Sr., Deceased; Boyce Resource Development Company, a California corporation; William J. Boyce; Mary K. Boyce; Bettianne H. Bowen; and Albert G. Boyce V.

                    [Name of Grantor(s) or Lessor(s)]


TO:                      Berry Petroleum Company

                    [Name of Grantee(s) or Lessee(s)]



OF THE FOLLOWING BRIEFLY DESCRIBED REAL PROPERTY:   T12N, R24W, Section 33,

               APNs 220-181-17-00-4; 220-181-18-00-7; 220-191-03-00-6;
                    220-181-24-00-4; 220-181-09-00-1



Amounts to:  $______0_________             Amounts to: $_________________

(X)  Unincorporated Area                   (  )  City of_________________
(X)  Computed on full value                (  )  Computed on full value
( )  Computed on full value LESS liens     (  )  Computed on full value LESS
     and encumbrances remaining                  and encumbrances remaining


Documentary Transfer Tax $____________
Computed on full value of property
conveyed

     Tannehill Oil Company

     By: _________________________________


Affix transfer Tax Stamp Here       Stamp Reserved for Recorder's Coding Stamp

Date: _____________________________   By:___________________________________

                                      Title:____________________________


AFTER THE PERMANENT RECORD IS MADE, THIS DOCUMENT WILL BE ATTACHED TO THE CONVEYING DOCUMENT AND RETURNED TO THE PARTY ENTITLED THERETO. A COPY WILL BE MADE AND PLACED ON FILE FOR AUDITING PURPOSES.

       EXHIBIT 6 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NORDMAN, CORMANY, HAIR & COMPTON
Attn:  Laura K. McAvoy, Esq.
1000 Town Center Drive, 6th Floor
Post Office Box 9100
Oxnard, California 93031-9100


MAIL TAX STATEMENTS TO:

BERRY PETROLEUM COMPANY
Attn: Jerry V. Hoffman
Post Office Bin X
Taft, California  93268

                                             A.P.N. 098-170-14-00-4


                   ASSIGNMENT OF OIL AND GAS LEASES


     THIS ASSIGNMENT OF OIL AND GAS LEASES ("Assignment"), dated and effective as of 12:01 a.m. Pacific Standard Time, on October 1, 1996 (the "Effective Date"), is from TANNEHILL OIL COMPANY, a California general partnership, whose address is 29091 Highway 33, Maricopa, California 93252, P.O. Box 98, Taft, California 93268, and those individuals and entities listed on Schedule A (collectively "Assignor"), to BERRY PETROLEUM COMPANY, a Delaware corporation ("Assignor"), whose address is Post Office Bin X, 28700 Hovey Hills Road, Taft, California 93268.

     1. Assignment. For the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby transfers, grants, bargains, conveys and assigns to Assignee, effective for all purposes as of the Effective Date, subject to the terms and conditions set forth in that certain Purchase and Sale Agreement dated November 8, 1996, by and between Berry Petroleum Company and Tannehill Oil Company et al. ("Purchase and Sale Agreement"), and subject to all contracts, agreements, encumbrances and other matters to which the following assets are subject as of the Effective Date, all of the following assets (such assets are hereinafter collectively called and referred to as the "Assets"):

          a. All of Assignor's right, title and interest in and to the oil, gas and mineral leasehold estates, overriding royalty, royalty and other interests and rights described in Schedule B to this Assignment.

          b. To the extent attributable or allocable to the Assets, all of Assignor's right, title and interest in and to (i) all wells, equipment and facilities which constitute fixtures and are located on or used directly in connection with production, treatment or transportation of oil and gas from the Assets; (ii) all oil and gas produced after the Effective Date; and (iii) all other rights, privileges, obligations, benefits and powers conferred upon the owner or holder of the Assets.

     2. Assumption. Assignee hereby assumes and agrees to pay, perform and discharge its obligations under the Assets, and the agreements, associated contracts and other burdens pertaining thereto, which accrue and relate to, or are based upon or arise out of, events occurring after the Effective Date, all in accordance with the terms of the Purchase and Sale Agreement.

     3. Further Assurances. The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Assignment. So long as authorized by applicable law so to do, Assignor hereby agrees to execute, acknowledge and deliver to Assignee all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey, transfer and assign to Assignee the Assets conveyed hereby or intended so to be.

     4. Governmental Assignments. Separate assignments of certain of the Oil and Gas Leases may be executed on officially approved forms by Assignor to Assignee in sufficient counterparts to satisfy applicable statutory and regulatory requirements. Those assignments shall incorporate this Assignment by reference and be deemed to contain all of the exceptions, reservations, rights, titles, powers and privileges set forth herein and in the Purchase and Sale Agreement as fully as though they were set forth in each such assignment. The interests conveyed by such separate assignments are the same, and not in addition to, the Assets conveyed herein.

     5. Schedules. Reference is made to the Schedules attached hereto and made a part hereof for all purposes. Reference in such Schedules to instruments on file or recorded in the public records are made for all purposes.

     6. Headings. Headings are included in this Assignment for convenience of reference and shall in no way define, limit, extend, or describe the scope or intent of any provision of this Assignment.

     7. Successors and Assigns. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     8. Multiple Counterparts. This Assignment may be executed in any number of counterparts and each counterpart hereof shall be deemed to be an original instrument but all of such counterparts shall constitute but one assignment.

     9. Recordation. To facilitate recording or filing of this Assignment, each counterpart filed with a federal or state agency or office may contain only those portions of the Schedule that describe property under the jurisdiction of that agency or office. Assignor and Assignee have each retained a counterpart of this Assignment with complete Schedules. Another counterpart of this Assignment with complete Schedules shall be recorded in the official real property records of Kern County, California.

     10. Governing Law. The provisions of this Assignment shall be governed by and construed in accordance with the laws of the State of California, excluding any conflicts of law, rule or principle that might refer same to the laws of another jurisdiction.


TANNEHILL OIL COMPANY, a California     GENERAL WESTERN, INC.,
general partnership                     a New Mexico corporation

By:  Boyce Resource Development         By: _______________________________
     Company, a California corporation      James L. Hinkle, President
     Managing General Partner

     By:  __________________________
          Albert G. Boyce, Jr.,
          President and Secretary

By:  HHB, Inc., a California            VERNIER RESOURCES CORPORATION,
     corporation                        a Texas corporation
     Managing General Partner
                                   By:  _________________________________
     By:  __________________________    Bettianne H. Bowen, President
          James L. Hinkle, President
          and Secretary                 By: ______________________________
                                        Cheryl Bailey Harrison, Secretary


By:  Paso Energy, Inc., a California     ________________________________
     corporation                         James L. Hinkle
     Managing General Partner

     By:  __________________________     _________________________________
          John W. Tannehill, President   John T. Hinkle
          and Secretary

___________________________________           ______________________________
Albert G. Boyce, Jr., as Trustee of Trust      William J. Boyce
B under Will of Albert G. Boyce, Sr., Deceased

______________________________________     ______________________________
Delmar R. Archibald, as Trustee of the     Joy A. Archibald, as Trustee of the
Delmar R. Archibald Family Trust, dated    Delmar R. Archibald Family Trust,
June 22, 1982                              dated June 22, 1982

______________________________________     ________________________________
Gail Kay Tannehill, as Trustee of the      John W. Tannehill
Gail Kay Tannehill Family Trust dated
April 9, 1996                              _______________________________
                                           Thomas H. Tannehill

______________________________________     _________________________________
Lisle Q. Tannehill                         Mary K. Boyce

______________________________________     _________________________________
Bettianne H. Bowen                         Albert G. Boyce V

                                                              "Assignor"




                                 BERRY PETROLEUM COMPANY,

                                 a Delaware corporation

                                 By:  ________________________________
                                      Jerry V. Hoffman, President

                                 By:  ________________________________
                                      Kenneth A. Olson, Secretary

                                                              "Assignee"

        CONSENT TO ASSIGNMENT OF OIL, GAS AND MINERAL LEASE

     Albert A. Geiger and Lois J. Geiger, Lessor in that certain Oil, Gas and Mineral Lease dated February 25, 1977, covering the following described real property in Kern County, California, a Short Form of which lease was recorded July 12, 1977, in Book 5040, Page 911, Official Records of Kern County, California, and assigned by Assignment of Oil, Gas and Mineral Lease dated August 19, 1977, and recorded July 13, 1978, in Book 5124, Page 1288, Official Records of Kern County, from W.D. Newsome & Associates, as Assignor, to Tannehill Oil Company, as Assignee, hereby consent to the assignment of the aforesaid lease by Tannehill Oil Company, as Assignor, to Berry Petroleum Company, as Assignee.

          Township 29 South, Range 21 East, M.D.B & M:

          Section 28: S/2 N/2 N/2 NE/4

     This consent is executed effective as of _______________, 1996.




                                   Albert A. Geiger



                                   Lois J. Geiger

                          SCHEDULE A TO
                            EXHIBIT 6

     ASSIGNMENT OF OIL AND GAS LEASES ATTACHED TO AND MADE A PART
             OF THAT CERTAIN PURCHASE AND SALE AGREEMENT
                DATED NOVEMBER 8, 1996 BY AND BETWEEN
      BERRY PETROLEUM COMPANY AND TANNEHILL OIL COMPANY, ET AL.


       1.   JAMES L. HINKLE

       2.   JOHN T. HINKLE

       3.   VERNIER RESOURCES CORPORATION, a Texas corporation

       4.   GENERAL WESTERN, INC., a New Mexico corporation

       5.   DELMAR R. ARCHIBALD FAMILY TRUST

       6.   LISLE Q. TANNEHILL

       7.   JOHN W. TANNEHILL

       8.   THOMAS H. TANNEHILL

       9.   GAIL KAY TANNEHILL FAMILY TRUST

       10.  TRUST B UNDER WILL OF ALBERT G. BOYCE, SR., DECEASED

       11.  BOYCE RESOURCE DEVELOPMENT COMPANY, a California corporation

       12.  WILLIAM J. BOYCE

       13.  MARY K. BOYCE

       14.  BETTIANNE H. BOWEN

       15.  ALBERT G. BOYCE V

                             SCHEDULE B TO
                               EXHIBIT 6


     ASSIGNMENT OF OIL AND GAS LEASES ATTACHED TO AND MADE A PART
             OF THAT CERTAIN PURCHASE AND SALE AGREEMENT
                DATED NOVEMBER 8, 1996 BY AND BETWEEN
      BERRY PETROLEUM COMPANY AND TANNEHILL OIL COMPANY, ET AL.



          Oil and Gas Lease, dated February 25, 1977, by and between Albert A. and Lois J. Geiger and W. D. Newsome & Associates, a short form of which lease was recorded July 12, 1977 in Book, 5040, Page 911, Official Records of Kern County, regarding that certain real property described as follows:

          Township 29 South, Range 21 East, M.D.B.M., Section 28 S1/2 N1/2 N1/2 NE1/4

which lease was assigned by W.D. Newsome and Associates to Tannehill Oil Company, a California general partnership on or about August 19, 1977, and recorded July 13, 1978, in Book 5124, Page 1288, Official Records of Kern County.

Tannehill Oil Company


                 STATEMENT OF TAX DUE UNDER PROVISIONS OF THE
                             DOCUMENTARY STAMP ACT
                                      and
        REQUEST THAT STAMPS NOT BE MADE A PART OF THE PERMANENT RECORD


TO:                   Kern County Recorder


THE TAX DUE PURSUANT TO THE PROVISIONS OF THE DOCUMENTARY STAMP ACT ON THE DEED, TRANSFER, OR CONVEYANCE FROM: Tannehill Oil Company, a California general partnership; James L. Hinkle; John T. Hinkle; Vernier Resources Corporation, a Texas corporation; General Western, Inc., a New Mexico corporation; Delmar R. Archibald Family Trust; Lisle Q. Tannehill; John W. Tannehill; Thomas H. Tannehill; Gail Kay Tannehill Family Trust; Trust B Under Will of Albert G. Boyce, Sr., Deceased; Boyce Resource Development Company, a California corporation; William J. Boyce; Mary K. Boyce; Bettianne H. Bowen; and Albert G. Boyce V.

                    [Name of Grantor(s) or Lessor(s)]


TO:                     Berry Petroleum Company

                    [Name of Grantee(s) or Lessee(s)]



OF THE FOLLOWING BRIEFLY DESCRIBED REAL PROPERTY:   T12N, R24W, Section 33,
    APNs 220-181-17-00-4; 220-181-18-00-7; 220-191-03-00-6; 098-170-14-00-4



Amounts to:  $_____5.50_______            Amounts to: $___________________

(X)  Unincorporated Area                     (  )  City of __________________
( )  Computed on full value                  (  )  Computed on full value
( )  Computed on full value LESS liens       (  )  Computed on full value LESS
     and encumbrances remaining                    liens and encumbrances
                                                   remaining

 Documentary Transfer Tax $____________
 Computed on full value of property
 conveyed

     Tannehill Oil Company


     By: _________________________________


Affix transfer Tax Stamp Here       Stamp Reserved for Recorder's Coding Stamp

Date: _______________________               By:___________________________

                                        Title:____________________________

AFTER THE PERMANENT RECORD IS MADE, THIS DOCUMENT WILL BE ATTACHED TO THE CONVEYING DOCUMENT AND RETURNED TO THE PARTY ENTITLED THERETO. A COPY WILL BE MADE AND PLACED ON FILE FOR AUDITING PURPOSES.

       EXHIBIT 7 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                           PROMISSORY NOTE
                             (Unsecured)


  $3,700,000                    Taft, California         November _, 1996


          FOR VALUE RECEIVED, BERRY PETROLEUM COMPANY, a Delaware corporation ("Promisor"), hereby promises to pay to SUNSET INVESTMENTS LLC, a California limited liability company, as the assignee of TANNEHILL OIL COMPANY, a California general partnership ("Promisee"), the sum of Three Million Seven Hundred Thousand Dollars ($3,700,000), together with simple interest thereon at the rate of four percent (4%) per annum commencing on _______________, 1996. This Note shall mature on January 6, 1997, at which time all accrued interest and unpaid principal shall be due and payable in full.

          Promisor promises to pay all costs, including, without limitation, attorneys' fees, of enforcement of any remedies, including, without limitation, collection of the obligation evidenced hereby, upon default by Promisor in the performance of any duty or obligation arising out of or in connection with this Note.

          All payments shall be made in lawful money of the United States.


                              BERRY PETROLEUM COMPANY,
                              a Delaware corporation


                              By:  _____________________________________
                                   Jerry V. Hoffman, President

                              By:  _____________________________________
                                   Kenneth A. Olson, Secretary

                                                       "Promisor"

       THIS ALLONGE SHALL BE AFFIXED TO THAT CERTAIN PROMISSORY NOTE (THE "NOTE"), DATED NOVEMBER 8, 1996, IN THE PRINCIPAL AMOUNT OF $3.7 MILLION EXECUTED BY BERRY PETROLEUM COMPANY, A DELAWARE CORPORATION, FOR THE BENEFIT OF SUNSET INVESTMENT COMPANY, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY.

     This Note is partial collateral under that certain Security Agreement (the "Security Agreement"), dated November 8, 1996, executed by Sunset Investment Company, LLC, a California limited liability company, for the benefit of Monarch Cogeneration 1986-1, A California Limited Partnership, a limited partnership organized under the laws of the State of California, Caterpillar Capital Company, Inc., a Delaware corporation, Solar Turbines Incorporated, a Delaware corporation, and Berry Petroleum Company, a Delaware corporation. The terms and conditions of the Security Agreement shall govern, among other things, the payments under the Note and restrictions on the transfer of the Note.


                              SUNSET INVESTMENT COMPANY, LLC,
                              a California limited liability
                              company

                              By:  BOYCE RESOURCE DEVELOPMENT
                                   COMPANY, a California
                                   corporation, as a Managing
                                   Member

Dated: November ___, 1996               By: ____________________________
                                        Albert G. Boyce, Jr.,
                                        President and Secretary

                              By:  HHB, INC., a California
                                   corporation, as a Managing
                                   Member

Dated: November ___, 1996               By: ____________________________
                                        James L. Hinkle,
                                        President and Secretary

                              By:  PASO ENERGY, INC., a California
                                   corporation, as a Managing
                                   Member

Dated: November ___, 1996               By: ____________________________
                                        John W. Tannehill,
                                        President and Secretary

       EXHIBIT 8A TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                           PROMISSORY NOTE
                             (Unsecured)


  $450,000.00                   Taft, California              November _, 1996


          FOR VALUE RECEIVED, BERRY PETROLEUM COMPANY, a Delaware corporation ("Promisor"), hereby promises to pay to JOHN T. HINKLE ("Promisee"), the sum of Four Hundred Fifty Thousand Dollars ($450,000.00), together with simple interest thereon at the rate of four percent (4%) per annum commencing on _______________, 1996. This Note shall mature on January 6, 1997, at which time all accrued interest and unpaid principal shall be due and payable in full.

          Promisor promises to pay all costs, including, without limitation, attorneys' fees, of enforcement of any remedies, including, without limitation, collection of the obligation evidenced hereby, upon default by Promisor in the performance of any duty or obligation arising out of or in connection with this Note.

          All payments shall be made in lawful money of the United States.


                              BERRY PETROLEUM COMPANY,
                              a Delaware corporation


                              By:  _____________________________________
                                   Jerry V. Hoffman, President


                              By:  _____________________________________
                                   Kenneth A. Olson, Secretary

                                                           "Promisor"

        EXHIBIT 8B TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                           PROMISSORY NOTE
                             (Unsecured)


  $450,000.00                   Taft, California              November _, 1996


          FOR VALUE RECEIVED, BERRY PETROLEUM COMPANY, a Delaware corporation ("Promisor"), hereby promises to pay to BETTIANNE H. BOWEN ("Promisee"), the sum of Four Hundred Fifty Thousand Dollars ($450,000.00), together with simple interest thereon at the rate of four percent (4%) per annum commencing on _______________, 1996. This Note shall mature on January 6, 1997, at which time all accrued interest and unpaid principal shall be due and payable in full.

          Promisor promises to pay all costs, including, without limitation, attorneys' fees, of enforcement of any remedies, including, without limitation, collection of the obligation evidenced hereby, upon default by Promisor in the performance of any duty or obligation arising out of or in connection with this Note.

          All payments shall be made in lawful money of the United States.


                              BERRY PETROLEUM COMPANY,
                              a Delaware corporation


                              By:  _____________________________________
                                   Jerry V. Hoffman, President


                              By:  _____________________________________
                                   Kenneth A. Olson, Secretary

                                                         "Promisor"

       EXHIBIT 8C TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                           PROMISSORY NOTE
                             (Unsecured)


  $300,000.00                   Taft, California              November _, 1996


          FOR VALUE RECEIVED, BERRY PETROLEUM COMPANY, a Delaware corporation ("Promisor"), hereby promises to pay to THOMAS H. TANNEHILL ("Promisee"), the sum of Three Hundred Thousand Dollars ($300,000.00), together with simple interest thereon at the rate of four percent (4%) per annum commencing on _______________, 1996. This Note shall mature on January 6, 1997, at which time all accrued interest and unpaid principal shall be due and payable in full.

          Promisor promises to pay all costs, including, without limitation, attorneys' fees, of enforcement of any remedies, including, without limitation, collection of the obligation evidenced hereby, upon default by Promisor in the performance of any duty or obligation arising out of or in connection with this Note.

          All payments shall be made in lawful money of the United States.


                              BERRY PETROLEUM COMPANY,
                              a Delaware corporation


                              By:  _____________________________________
                                   Jerry V. Hoffman, President


                              By:  _____________________________________
                                   Kenneth A. Olson, Secretary

                                                           "Promisor"

       EXHIBIT 8D TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                           PROMISSORY NOTE
                             (Unsecured)


  $650,000.00                   Taft, California              November _, 1996


          FOR VALUE RECEIVED, BERRY PETROLEUM COMPANY, a Delaware corporation ("Promisor"), hereby promises to pay to WILLIAM J. BOYCE ("Promisee"), the sum of Six Hundred Fifty Thousand Dollars ($650,000.00), together with simple interest thereon at the rate of four percent (4%) per annum commencing on _______________, 1996. This Note shall mature on January 6, 1997, at which time all accrued interest and unpaid principal shall be due and payable in full.

          Promisor promises to pay all costs, including, without limitation, attorneys' fees, of enforcement of any remedies, including, without limitation, collection of the obligation evidenced hereby, upon default by Promisor in the performance of any duty or obligation arising out of or in connection with this Note.

          All payments shall be made in lawful money of the United States.


                              BERRY PETROLEUM COMPANY,
                              a Delaware corporation


                              By:  _____________________________________
                                   Jerry V. Hoffman, President


                              By:  _____________________________________
                                   Kenneth A. Olson, Secretary

                                                         "Promisor"

       EXHIBIT 8E TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                           PROMISSORY NOTE
                             (Unsecured)


$925,000.00                   Taft, California              November _, 1996


          FOR VALUE RECEIVED, BERRY PETROLEUM COMPANY, a Delaware corporation ("Promisor"), hereby promises to pay to ALBERT G. BOYCE JR., as trustee of Trust "B" under the Will of Albert G. Boyce, Sr., deceased ("Promisee"), the sum of Nine Hundred Twenty-Five Thousand Dollars ($925,000.00), together with simple interest thereon at the rate of four percent (4%) per annum commencing on _______________, 1996. This Note shall mature on January 6, 1997, at which time all accrued interest and unpaid principal shall be due and payable in full.

          Promisor promises to pay all costs, including, without limitation, attorneys' fees, of enforcement of any remedies, including, without limitation, collection of the obligation evidenced hereby, upon default by Promisor in the performance of any duty or obligation arising out of or in connection with this Note.

          All payments shall be made in lawful money of the United States.


                              BERRY PETROLEUM COMPANY,
                              a Delaware corporation


                              By:  _____________________________________
                                   Jerry V. Hoffman, President


                              By:  _____________________________________
                                   Kenneth A. Olson, Secretary

                                                           "Promisor"

       EXHIBIT 8F TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                           PROMISSORY NOTE
                             (Unsecured)


$425,000.00                   Taft, California              November _, 1996


          FOR VALUE RECEIVED, BERRY PETROLEUM COMPANY, a Delaware corporation ("Promisor"), hereby promises to pay to ALBERT G. BOYCE, V. ("Promisee"), the sum of Four Hundred Twenty-Five Thousand Dollars ($425,000.00), together with simple interest thereon at the rate of four percent (4%) per annum commencing on _______________, 1996. This Note shall mature on January 6, 1997, at which time all accrued interest and unpaid principal shall be due and payable in full.

          Promisor promises to pay all costs, including, without limitation, attorneys' fees, of enforcement of any remedies, including, without limitation, collection of the obligation evidenced hereby, upon default by Promisor in the performance of any duty or obligation arising out of or in connection with this Note.

          All payments shall be made in lawful money of the United States.


                              BERRY PETROLEUM COMPANY,
                              a Delaware corporation


                              By:  _____________________________________
                                   Jerry V. Hoffman, President


                              By:  _____________________________________
                                   Kenneth A. Olson, Secretary

                                                    "Promisor"

           EXHIBIT 9 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.



                            REAL PROPERTY


1.        Parcel 1:

          That certain portion of the East half of the Northeast quarter of
          Section 33, Township 12 North, Range 24 West, S.B.B.M., described as Parcel 1 of Parcel Map 8297 in the unincorporated area of the County of Kern, State of California, as per Map recorded January 20, 1989 in Book 37, pages 134 and 135 of Parcel Maps, in the Office of the County Recorder of said County.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist on or prior to November 11, 1902.

          EXCEPTING AND RESERVING therefrom a royalty of four percent (4%) of all oil, gas and other hydrocarbon substances produced from zones lying below 4,500 feet below the surface of the above described parcel.


          Parcel 2:

          The East half of the Northeast quarter of Section 33, Township 12 North, Range 24 West, S.B.B.M., in the unincorporated area of the County of Kern, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist on or prior to November 11 1902.

          EXCEPTING therefrom a portion of said land now known as Parcel 1 of Parcel Map no. 8297 recorded January 20, 1989 in Book 37, page 134 and 135 of Parcel Maps.

          EXCEPTING AND RESERVING therefrom a royalty of four percent (4%) of all oil, gas and other hydrocarbon substances produced from zones lying below 4,500 feet below the surface of the above described parcel.

          Parcel 3:

          The Northwest quarter of the Northwest quarter of Section 34, Township 12 North, Range 24 West, S.B.B.M., in the unincorporated area of the County of Kern, State of California, as per the official plat thereof on file in the Office of the Surveyor General.

          EXCEPTING therefrom any vein or lode of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper or other valuable deposits within the land above described which may have been discovered or known to exist on or prior to May 13, 1901.


          EXCEPTING AND RESERVING therefrom a royalty of four percent (4%) of all oil, gas and other hydrocarbon substances produced from zones lying below 4,500 feet below the surface of the above described parcel.


2.        Oil and Gas Lease, dated February 25, 1977, by and between Albert A.
          and Lois J. Geiger and W.D. Newsome and Associates, regarding that certain real property described as follows:

          Township 29 South, Range 21 East, M.D.B.M., Section 28 S1/2 N1/2 N1/2 NE1/4

          and assigned by W.D. Newsome and Associates to Tannehill Oil Company, a California general partnership on or about August 19, 1977

        EXHIBIT 10 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.



                    ALLOCATION OF PURCHASE PRICE



        THE PARTIES AGREE TO THE ALLOCATION OF PURCHASE PRICE
           AS REPRESENTED ON IRS FORM 8594 ATTACHED HERETO

FORM 8594                 ASSET ACQUISITION STATEMENT        OMB No. 1545-1021
(Rev Jan 1996)                 UNDER SECTION 1060
Department of the Treasury                                   Attachment
Internal Revenue Service                                     Sequence No. 61

                   Attach to your Federal income tax return

Name as Shown on return               Identification number as shown on return
Tannehill Oil Company                                94-1546098

Check the box that identifies you               Buyer          (X) Seller

Part 1     General Information - to be completed by all filers.

1.  Name of other party to the transaction
      Berry Petroleum Company

    Other party's identification number
           77-0079387

    Address (number, street, and room or suite no.)
      28700 Hovey Hills Road,   P.O. Bin X
      Taft, California 93268

2.  Date of Sale                                 3.  Total sales price
    October 1, 1996                                    $2,285,000

Part II Assets Transferred - to be completed by all filers of an original statement

4.  Assets     Aggregate Fair Market Value         Allocation of Sales price
               (Actual Amount for Class I)

Class   I      $                                   $

Class  II      $                                   $

Class III      $                                   $ 2,285,000

Class  IV      $                                   $

Total          $                                   $ 2,285,000


5. Did the buyer and seller provide for an allocation of the sales price in the sales contract or in another written document signed by both parties?

                            (X) Yes               No

    If Yes, are the aggregate fair market values listed for each of asset Classes I, II, III and IV the amounts agreed upon in your sales contract or in a separate written document?

                            (X) Yes               No

6. In connection with the purchase of the group of assets, did the buyer also purchase a license or a covenant not to complete, or enter into a lease agreement, employment contract, management contract, or similar arrangement with the seller (or managers, directors, owners, or employees of the seller)?

                                Yes           (X) No


    If Yes, specify (a) the type of agreement, and (b) the maximum amount of consideration (not including interest) paid or to be paid under the agreement. See the instructions for line 6.



For Paperwork Reduction Act Notice, see instructions.

Cat. No. 63768Z                                          Form 8592 (Rev. 1-96)

2/19/96    Published by Tax Management Inc., a subsidiary of The Bureau of
       National Affairs, Inc.                                    8594.I

Form 8594 (Rev. 1-96)
Page 2


Part III Supplemental Statement - To be completed only if amending an original statement or previously filed supplemental statement because of an increase or decrease in consideration.

7.  Assets   Allocation of Sales Price    Increase or   Redetermined Allocation
             as previously reported       (Decrease)       of Sales Price


Class I     $                            $             $

Class II    $                            $             $

Class III   $                            $             $

Class IV    $                            $             $

Total       $                            $             $



8. Reason(s) for increase or decrease. Attach additional sheets if more space is needed.


9. Tax year and tax return form number with which the original form 8594 and any supplemental statements were filed.



8594.2         Published by Tax Management Inc., a Subsidiary of The
Bureau of National Affairs, Inc.               2/19/96

FORM 8594                 ASSET ACQUISITION STATEMENT        OMB No. 1545-1021
(Rev Jan 1996)                 UNDER SECTION 1060
Department of the Treasury                                   Attachment
Internal Revenue Service                                     Sequence No. 61

                   Attach to your Federal income tax return

Name as Shown on return               Identification number as shown on return
Berry Petroleum Company                             77-0079389

Check the box that identifies you            (X) Buyer          ( ) Seller

Part 1     General Information - to be completed by all filers.

1.  Name of other party to the transaction
      Tannehill Oil Company

    Other party's identification number
           94-1546098

    Address (number, street, and room or suite no.)
      P.O. Box 98
      Taft, California 93268

2.  Date of Sale                                 3.  Total sales price
    October 1, 1996                                    $2,285,000

Part II Assets Transferred - to be completed by all filers of an original statement

4.  Assets     Aggregate Fair Market Value         Allocation of Sales Price
               (Actual Amount for Class I)

Class   I      $                                   $

Class  II      $                                   $

Class III      $                                   $ 2,285,000

Class  IV      $                                   $

Total          $                                   $ 2,285,000


5. Did the buyer and seller provide for an allocation of the sales price in the sales contract or in another written document signed by both parties?

                            (X) Yes               No

    If Yes, are the aggregate fair market values listed for each of asset Classes I, II, III and IV the amounts agreed upon in your sales contract or in a separate written document?

                            (X) Yes               No

6. In connection with the purchase of the group of assets, did the buyer also purchase a license or a covenant not to complete, or enter into a lease agreement, employment contract, management contract, or similar arrangement with the seller (or managers, directors, owners, or employees of the seller)?

                                Yes           (X) No


    If Yes, specify (a) the type of agreement, and (b) the maximum amount of consideration (not including interest) paid or to be paid under the agreement. See the instructions for line 6.


For Paperwork Reduction Act Notice, see instructions.
Cat. No. 63768Z                                          Form 8592 (Rev. 1-96)

Form 8594 (Rev. 1-96)                                  77-0079387
Page 2


Part III Class III, Intangible Amortizable Assets Only - Complete if applicable. The amounts shown below also must be included under Class III assets in Part II. Attach additional sheets if more space is needed.

Assets          Fair Market Value   Useful Life   Allocation of Sales Price

                   $                                 $

                   $                                 $

                   $                                 $

                   $                                 $

                   $                                 $


Part IV Supplemental Statement - To be completed only if amending an original statement or previously filed supplemental statement because of anincrease or decrease in consideration N/A

7.  Assets   Allocation of Sales Price   Increase or   Redetermined Allocation
              as Previously Reported      (Decrease)        of Sales Price

Class I      $                           $            $

Class II     $                           $            $

Class III    $                           $            $

Class IV     $                           $            $

Totals       $                                        $


8. Reason(s) for increase or decrease. Attach additional sheets if more space is needed.


9. Tax year and tax return form number with which the original form 8594 and any supplemental statements were filed.

       EXHIBIT 11 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.

    CERTIFICATE OF SATISFACTION TO THE PURCHASE AND SALE AGREEMENT
                    ENTERED INTO NOVEMBER 8, 1996
                     (PARAGRAPH 2.12(e) THEREOF)

     The undersigned parties to that certain Purchase and Sale Agreement by and between Berry Petroleum Company, a Delaware corporation, and Tannehill Oil Company, a California general partnership, and Boyce Resource Development Company, a California corporation; Albert G. Boyce, Jr., as Trustee of Trust "B" Under the Will of Albert G. Boyce, Sr., Deceased; William J. Boyce;
Albert G. Boyce V; Mary K. Boyce; John T. Hinkle; Bettianne H. Bowen; Vernier Resources Corporation, a Texas corporation; James L. Hinkle; General Western, Inc., a New Mexico corporation; Delmar R. Archibald and Joy A. Archibald, Trustees of the Delmar R. Archibald Family Trust, Dated June 22, 1982; Lisle Q. Tannehill; John W. Tannehill; Gail Kay Tannehill, as Trustee of the Gail Kay Tannehill Family Trust, Dated April 9, 1996; and Thomas H. Tannehill, as partners of Tannehill Oil Company, and individually, to be entered into this 8th day of November, 1996, declare that all conditions to the Closing have been satisfied and the transaction is Closed.

BERRY PETROLEUM COMPANY,           TANNEHILL OIL COMPANY, a
a Delaware corporation             California general partnership

By:  ___________________________   By:  BOYCE RESOURCE DEVELOPMENT
     Jerry V. Hoffman, President        COMPANY, a California
     and Chief Executive Officer        corporation
                                        Managing General Partner
By:  ___________________________
     Kenneth A. Olson, Secretary      By:  ___________________________
                                           Albert G. Boyce, Jr., President
                                           and Secretary

                                   By:  HHB, INC., a California corporation
                                        Managing General Partner

                                      By:  __________________________
                                           James L. Hinkle, President
                                           and Secretary

                                   By:  PASO ENERGY, INC., a
                                        California corporation
                                        Managing General Partner

                                      By: ____________________________
                                          John W. Tannehill, President
                                          and Secretary

       EXHIBIT 12 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
   AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.

                         ESCROW INSTRUCTIONS


                FIRST AMERICAN TITLE INSURANCE COMPANY

        MAIN OFFICE: 4540 CALIFORNIA AVENUE, SUITE 100 (93309)
        MAILING ADDRESS: P.O. BOX 1945, BAKERSFIELD, CA 93303
                       TELEPHONE (805) 327-5311
                       FACSIMILE (805) 327-8533


                E S C R O W   I N S T R U C T I O N S


FIRST AMERICAN TITLE INSURANCE COMPANY CONDUCTS ESCROW BUSINESS UNDER CERTIFICATE OF AUTHORITY NO. 2787 ISSUED BY THE STATE OF CALIFORNIA DEPARTMENT OF INSURANCE.

FINAL DRAFT

Escrow Officer: NANCY J. SMITH                    Property: REAL PROPERTY AND
                                                            ASSIGNMENT OF
                                                            LEASES

Escrow Number: 1125444N

Date: November 4, 1996


To:FIRST AMERICAN TITLE INSURANCE COMPANY


THESE INSTRUCTIONS ARE ENTERED INTO PURSUANT TO THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED WHEN EXECUTED BY BERRY PETROLEUM COMPANY AND TANNEHILL OIL COMPANY, A GENERAL PARTNERSHIP, BOYCE RESOURCES DEVELOPMENT COMPANY, A CALIFORNIA CORPORATION; ALBERT G. BOYCE, JR., AS TRUSTEE OF TRUST B UNDER THE WILL OF ALBERT G. BOYCE SR., DECEASED; WILLIAM J. BOYCE; ALBERT G. BOYCE V; MARY K. BOYCE; JOHN T. HINKLE; BETTIANNE H. BOWEN; VERNIER RESOURCES CORPORATION, A TEXAS CORPORATION; JAMES L. HINKLE; GENERAL WESTERN, INC., A NEW MEXICO CORPORATION; DELMAR R. ARCHIBALD AND JOY A. ARCHIBALD, TRUSTEES OF THE DELMAR R. ARCHIBALD FAMILY TRUST, DATED JUNE 22, 1982; LISLE Q. TANNEHILL; JOHN W. TANNEHILL; GAIL KAY TANNEHILL, AS TRUSTEE OF THE GAIL KAY TANNEHILL FAMILY TRUST, DATED APRIL 9, 1996; AND THOMAS H. TANNEHILL, AS PARTNERS OF TANNEHILL OIL COMPANY AND INDIVIDUALLY A COPY OF WHICH IS ATTACHED HERETO.
AS ESCROW HOLDER YOU SHALL BE CONCERNED ONLY WITH THOSE SPECIFIC PROVISIONS OF SAID CONTRACT SET FORTH AND ENUMERATED THEREIN AS FOLLOWS:

#1.3, #1.5, #1.11,

#2.1, #2.2, #2.3, #2.6 #2.7 CLARIFICATION: DISTRIBUTION OF SALE PROCEEDS AND RECORDATION OF DOCUMENTS WITH KERN COUNTY RECORDER WILL BE HANDLED AT THE OFFICE OF ESCROW HOLDER, FIRST AMERICAN TITLE INSURANCE COMPANY, 4540 CALIFORNIA #100, BAKERSFIELD, CA. 93309. THIS ESCROW TO CLOSE CONCURRENTLY WITH ESCROWS #1128321N AND #1125444N,
#2.8 AND #2.9 CLARIFICATION: PARTIES TO SUPPLY ESCROW HOLDER WITH INFORMATION SO PRORATIONS CAN BE HANDLED THROUGH ESCROW OR NOTIFY ESCROW HOLDER BY MUTUAL WRITTEN INSTRUCTIONS THAT PRORATIONS WILL BE HANDLED OUTSIDE OF THIS ESCROW;

#2.11, #2.12 CLARIFICATION: DOCUMENTS TO BE DEPOSITED INTO ESCROW OR PARTIES TO NOTIFY ESCROW HOLDER BY MUTUAL WRITTEN INSTRUCTIONS THAT SAID DOCUMENTS HAVE BEEN DELIVERED OUTSIDE OF ESCROW, #2.14, ARTICLES VII AND VIII, DOCUMENTS WILL BE DEPOSITED AND APPROVED BY COUNSEL PRIOR TO CLOSE OF ESCROW.

ALL PARTIES AGREE THAT TRANSFER OF SAID PROPERTY IS NOT BEING HANDLED THROUGH THE BULK SALE PROCESS. ESCROW HOLDER WILL NOT CONDUCT ANY UCC SEARCHES. NO TITLE INSURANCE OR GUARANTEES OF TITLE WILL BE ISSUED BY ESCROW HOLDER WITH REGARD TO PERSONAL PROPERTY BEING TRANSFERRED IN THIS ESCROW. A CLTA POLICY OF TITLE INSURANCE WILL BE ISSUED BY FIRST AMERICAN TITLE INSURANCE COMPANY IN THE AMOUNT AS SHOWN IN ALLOCATION FOR REAL PROPERTY AND COST FOR SAME WILL BE PAID BY TANNEHILL OIL COMPANY OTHERS LISTED AS SELLERS HEREIN.


ANY AND ALL OTHER PROVISIONS OF SAID CONTRACT NOT ENUMERATED ABOVE IMPOSE NO DUTIES ON YOU AS ESCROW HOLDER AND ARE MATTERS OF AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES WITH WHICH YOU SHALL NOT BE CONCERNED.

THE ATTACHED GENERAL PROVISIONS AND PAGE #1B ARE HEREBY MADE A PART OF THESE INSTRUCTIONS.


TANNEHILL OIL COMPANY AND
OTHERS  SEE ATTACHED SIGNATURE
BLOCK


BERRY PETROLEUM COMPANY
SEE ATTACHED SIGNATURE BLOCK

        EXHIBIT 13 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
   AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.

                   CERTIFICATE OF COMPLIANCE TO THE
                     PURCHASE AND SALE AGREEMENT
                    ENTERED INTO NOVEMBER 8, 1996
                       (PARAGRAPH 7.6 THEREOF)


     The undersigned certifies that Tannehill Oil Company has complied with the matters set forth in Sections 7.1, 7.2, 7.3 and 7.4 of that certain Purchase and Sale Agreement by and between Berry Petroleum Company, a Delaware corporation, and Tannehill Oil Company, a California general partnership, and Boyce Resource Development Company, a California corporation; Albert G. Boyce, Jr., as Trustee of Trust "B" Under the Will of Albert G. Boyce, Sr., Deceased; William J. Boyce; Albert G. Boyce V; Mary K. Boyce; John T. Hinkle; Bettianne
H. Bowen; Vernier Resources Corporation, a Texas corporation; James L. Hinkle; General Western, Inc., a New Mexico corporation; Delmar R. Archibald and Joy A. Archibald, Trustees of the Delmar R. Archibald Family Trust, dated June 22, 1982; Lisle Q. Tannehill; John W. Tannehill; Gail Kay Tannehill, as Trustee of the Gail Kay Tannehill Family Trust, dated April 9, 1996; and Thomas H. Tannehill, as partners of Tannehill Oil Company, and individually, entered into on November 8, 1996.

Date: ___________________     TANNEHILL OIL COMPANY, a California
                              general partnership

                              By:  BOYCE RESOURCE DEVELOPMENT
                              COMPANY, a California corporation,
                              Managing General Partner

                              By:  ______________________________
                                   Albert G. Boyce, Jr., President
                                   and Secretary

                              By:  HHB, INC., a California corporation,
                              Managing General Partner

                              By:  ______________________________
                                   James L. Hinkle, President and Secretary

                              By:  PASO ENERGY, INC., a California
                              corporation, Managing General Partner

                              By:  ______________________________
                                   John W. Tannehill, President
                                   and Secretary

       EXHIBIT 14 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.

                      FORM OF OPINION OF COUNSEL
                       TO TANNEHILL OIL COMPANY


                         ______________, 1996

Berry Petroleum Company
Attn:  Jerry V. Hoffman
       President and Chief Executive Officer
28700 Hovey Hills Road
Post Office Bin X
Taft, CA  93268

    Re:  Berry Petroleum Company / Tannehill Oil Company,
          Asset Purchase and Sale Transaction

Gentlemen:

     We have acted as counsel to Tannehill Oil Company, a California general partnership ("Tannehill"), and individuals and entities that are partners of Tannehill Oil Company (the "Partners"), in connection with the sale of substantially all the assets of Tannehill and certain undivided mineral interests of the Partners to Berry Petroleum Company, a Delaware corporation ("Berry"), pursuant to that certain Purchase and Sale Agreement, dated ______________, 1996, by and between Tannehill, the Partners and Berry
(the "Agreement").

     In rendering the opinions set forth below, we have assumed the due authorization, execution and delivery of the Agreement by Berry.

     Based on the foregoing, and in reliance thereon, but subject to the qualifications herein set forth, we are of the opinion that:

     1. Tannehill is a general partnership duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. Tannehill has requisite power to own and operate its properties and assets, and to carry on its business as presently conducted.

    2. Tannehill and the Partners have full power and authority to execute and deliver the Agreement and to perform their obligations under the terms of the Agreement.

     3. All partnership action on the part of Tannehill and its Partners necessary for the authorization, execution, delivery and performance of the Agreement, and the consummation of the transactions contemplated thereby, has been taken. The Agreement has been duly executed and delivered by Tannehill and its Partners and constitutes a legal, valid and binding obligation of Tannehill and its Partners, enforceable against them in accordance with its respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4. The Partners executing the Agreement are the beneficial owners of an aggregate of one hundred percent (100%) of the partnership interests in Tannehill (the "Partnership Interests"). There are no outstanding options, warrants, rights of first refusal, or other rights calling for the issuance of, or any security convertible into or exchangeable for, Partnership Interests and no other person or entity has any right in or to the Partnership Interests.

     5. No consent, approval or authorization of or designation of Tannehill or the Partners is required in connection with the valid execution and delivery of the Agreement, or the consummation of the transactions contemplated thereby on the Closing thereof, except as such have been obtained or made prior to or upon the date hereof.

     6. To our best knowledge, no default exists and no event has occurred which would constitute a default under, or violation in the due performance and observance of any term, covenant or condition, or breach of, Tannehill's Partnership Agreement or any indenture, license, lease, franchise, mortgage, instrument, or other agreement to which Tannehill or its Partners are a party, or by which Tannehill or its Partners or their properties may be bound; or (a) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Tannehill or its Partners; (b) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Tannehill or its Partners; or (c) an event that would conflict with any order, rule, or regulation directed to Tannehill or its Partners by any court or governmental agency or body having jurisdiction over it.

     7. Except as disclosed in the Tannehill Disclosure Letter (as defined in the Agreement), to our best knowledge, there is no suit, action, arbitration, or legal, administrative, or other proceeding or governmental investigation pending or threatened against or affecting Tannehill or its Partners or any of their businesses or properties or financial or other condition.

     8. Except as disclosed in the Tannehill Disclosure Letter, there are no agreements, written or oral, between Tannehill or its Partners and any other party that affect, directly or indirectly, the Assets (as defined in the Agreement).

     We are members of the bar of the State of California, and accordingly we do not purport to be experts on, or to be qualified to express any opinion herein concerning, nor do we express any opinions herein concerning, any law other than federal law and the laws of the State of California.

     This opinion letter is limited to the matters expressly stated herein and no opinion or other statement may be inferred or implied beyond the matters expressly stated herein. This opinion letter is addressed to Berry for the benefit of Berry and is only for Berry's use in connection with the Agreement. This opinion letter may not be relied upon by any other person or entity without prior written consent. This opinion is as of this date, and we expressly decline any undertaking to advise you of any matters arising subsequent to the date hereof which would cause us to amend any portion of the foregoing in whole or in part.

                                        Very truly yours,


cc:  Nordman, Cormany, Hair & Compton
     Attn: Laura K. McAvoy, Esq.

      EXHIBIT 15 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                   CERTIFICATE OF COMPLIANCE TO THE
                     PURCHASE AND SALE AGREEMENT
                    ENTERED INTO NOVEMBER 8, 1996
                       (PARAGRAPH 8.6 THEREOF)

    The undersigned certify that Berry Petroleum Company has complied with the matters set forth in Sections 8.1, 8.2, 8.3 and 8.5 of that certain Purchase and Sale Agreement by and between Berry Petroleum Company, a Delaware corporation, and Tannehill Oil Company, a California general partnership, and Boyce Resource Development Company, a California corporation; Albert G. Boyce, Jr., as Trustee of Trust "B" Under the Will of Albert G. Boyce, Sr., Deceased; William J. Boyce; Albert G. Boyce V; Mary K. Boyce; John T. Hinkle; Bettianne
H. Bowen; Vernier Resources Corporation, a Texas corporation; James L. Hinkle; General Western, Inc., a New Mexico corporation; Delmar R. Archibald and Joy A. Archibald, Trustees of the Delmar R. Archibald Family Trust, dated June 22, 1982; Lisle Q. Tannehill; John W. Tannehill; Gail Kay Tannehill, as Trustee of the Gail Kay Tannehill Family Trust, dated April 9, 1996; and Thomas H. Tannehill, as partners of Tannehill Oil Company, and individually, entered into on November 8, 1996.


Date: ___________________               BERRY PETROLEUM COMPANY,
                                        a Delaware corporation

                                   By:  ______________________________
                                        Jerry V. Hoffman, President
                                        and Chief Executive Officer

                                   By:  _____________________________
                                        Kenneth A. Olson, Secretary

           EXHIBIT 16 TO THAT CERTAIN PURCHASE AND SALE AGREEMENT
                BY AND BETWEEN BERRY PETROLEUM COMPANY
  AND TANNEHILL OIL COMPANY, A CALIFORNIA GENERAL PARTNERSHIP, ET AL.


                      FORM OF OPINION OF COUNSEL
                      TO BERRY PETROLEUM COMPANY


                       __________________, 1996

Tannehill Oil Company
c/o Boyce Resource Management Company
Attn:     Mr. Albert G. Boyce, Jr.
     Managing General Partner
120 Manteca Avenue
P.O. Box 871
Manteca, CA  95336

       Re:  Berry Petroleum Company / Tannehill Oil Company,
            Asset Purchase and Sale Transaction

Gentlemen:

     We have acted as counsel to Berry Petroleum Company, a Delaware corporation ("Berry"), in connection with the purchase of substantially all the assets of Tannehill Oil Company, a California general partnership, and certain undivided mineral interests from individuals and entities that are partners of Tannehill Oil Company (collectively, "Tannehill"), by Berry, pursuant to that certain Purchase and Sale Agreement, dated ______________, 1996, by and between Tannehill and Berry (the "Agreement").

     In rendering the opinions set forth below, we have assumed the due authorization, execution and delivery of the Agreement by Tannehill.

     1. Berry is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. Berry has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     2. Berry has full corporate power and authority to execute and deliver the Agreement and to perform its obligations under the terms of the Agreement.

     3. All corporate action on the part of Berry necessary for the authorization, execution, delivery and performance of the Agreement and the consummation of the transactions contemplated thereby, has been taken. The Agreement has been duly executed and delivered by Berry and constitutes a legal, valid and binding obligation of Berry, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by or subject to (a) any bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditor's rights generally and
(b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4. No consent, approval or authorization of or designation of Berry is required in connection with the valid execution and delivery of the Agreement by Berry, or the consummation by Berry of the transactions contemplated thereby on the Closing thereof, except as such have been obtained or made prior to or upon the date hereof.

     5. To our best knowledge, there is no suit, action, arbitration, or legal, administrative, or other proceeding or governmental investigation that is material to the transactions contemplated by the Agreements pending or threatened against or affecting Berry or any of its businesses or properties or financial or other condition.

     We are members of the bar of the State of California, and except for our opinion set forth in Paragraph 1 above, we do not purport to be experts on, or to be qualified to express any opinion herein concerning, nor do we express any opinions herein concerning, any law other than federal law and the laws of the State of California.

     This opinion letter is limited to the matters expressly stated herein and no opinion or other statement may be inferred or implied beyond the matters expressly stated herein. This opinion letter is addressed to Tannehill for the benefit of Tannehill and is only for Tannehill's use in connection with the Agreement. This opinion letter may not be relied upon by any other person or entity without prior written consent. This opinion is as of this date, and we expressly decline any undertaking to advise you of any matters arising subsequent to the date hereof which would cause us to amend any portion of the foregoing in whole or in part.

                                          Very truly yours,

                                          NORDMAN, CORMANY, HAIR & COMPTON


cc:  Roger Coley, Esq.